UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 5, 2004

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Artemis International Solutions Corporation (the “Company”), which will be held at the Company’s corporate headquarters located at 4041 MacArthur Boulevard, Suite 401, Newport Beach, CA 92660, on November 30, 2004, at 10:00 a.m., local time. We look forward to greeting as many of our stockholders as possible.

This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business to be conducted at the Annual Meeting and provides other information concerning the Company that you should be aware of when you vote your shares.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Stockholders of record can vote their shares by marking your votes on the enclosed proxy card, signing, dating and mailing the proxy card in the enclosed envelope. If you decide to attend the Annual Meeting and vote in person, you may then withdraw your proxy.

On behalf of the Board of Directors and the employees of Artemis International Solutions Corporation, I would like to express my appreciation for your continued interest in the affairs of the Company.

Sincerely,

Patrick Ternier
President and Chief Executive Officer

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION
4041 MACARTHUR BOULEVARD
SUITE 401
NEWPORT BEACH, CA 92660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 30, 2004

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of Artemis International Solutions Corporation (the “Company”), a Delaware corporation, will be held at the Company’s corporate headquarters located at 4100 MacArthur Boulevard, Suite 401, Newport Beach, CA 92660 on November 30, 2004, at 10:00 a.m. local time, to consider the following matters described in the accompanying proxy statement:

1. To elect the Class I and Class III directors;

2. To amend the Certificate of Incorporation to:

a.               Reduce the total number of authorized shares of Common Stock to 50,000,000 shares; and

b.              To adopt the NASDAQ “20%” Rule, as provided in NASDAQ Marketplace Rule 4350;

3. To approve the amendment to and restatement of the 2000 Non-Employee Director Stock Option Plan;

4. To approve the amendment to and restatement of the 2000 Stock Option Plan;

5. To ratify the selection of Independent Accountants; and

6. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

A copy of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2003, which contains our consolidated financial statements, is available upon request.

The Board of Directors has fixed the close of business on October 22, 2004, as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting and, for any purpose germane to the Annual Meeting, at the office of the Secretary of the Company, 4041 MacArthur Boulevard, Suite 401, Newport Beach, California 92660 for a period of ten days prior to the Annual Meeting. The officers and directors of the Company cordially invite you to attend the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. To assure your representation at the Annual Meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has returned a proxy.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY IN THE ENVELOPE PROVIDED FOR YOUR CONVENIENCE. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors

/s/ CHARLES F. SAVONI
Charles F. Savoni,
Secretary

Newport Beach, California

Dated: November 5, 2004

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION
4041 MACARTHUR BOULEVARD
SUITE 401
NEWPORT BEACH, CA 92660

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO
BE HELD ON NOVEMBER 30, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Artemis International Solutions Corporation, a Delaware corporation (referred to throughout this Proxy Statement as “Artemis International,” the “Company,” “we,” “our” or “us”) for use at the Company’s Annual Meeting of Stockholders to be held on November 30, 2004 (the “Annual Meeting”) at 10:00 a.m., local time, at the Company’s corporate headquarters located at 4041 MacArthur Boulevard, Suite 401, Newport Beach, CA 92660 and at any adjournment thereof. This Proxy Statement and the accompanying proxy are being mailed to our stockholders on or about November 5, 2004.

THE PROXY

The persons named as proxyholders, Robert Stefanovich and Charles F. Savoni, were selected by the Board of Directors of the Company. Mr. Stefanovich and Mr. Savoni are both executive officers of the Company: Mr. Stefanovich is Executive Vice President and Chief Financial Officer; and Mr. Savoni is Senior Vice President, General Counsel and Secretary.

All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If no specification is made on the proxy as to any one or more of the proposals, the common stock, $.001 par value (the “Common Stock”) of the Company represented by the proxy will be voted for the election of the directors named in the Proxy Statement and with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxyholders. The Company does not currently know of any other such business to be conducted at the Annual Meeting. An executed proxy may be revoked at any time before its exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect a stockholder’s right to vote in person should such stockholder find it convenient to attend the Annual Meeting and desire to vote in person.

VOTING AT THE ANNUAL MEETING

Only holders of record at the close of business on October 22, 2004 (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.  On the Record Date, the Company had issued and outstanding 9,965,018 shares of Common Stock and 4,090,909 shares of Series A Convertible Preferred Stock, $.001 par value.

The holders of the Common Stock are entitled to one vote per share on all matters to be voted on at the Annual Meeting.  The holders of the Series A Preferred Stock are entitled to one vote per share on all matters to be voted upon at the Annual Meeting, which is on an “as converted” basis, voting together with the holders of the Common Stock.  The Company’s Bylaws do not provide for cumulative voting by stockholders.

At the Annual Meeting, when the Series A Preferred Stock votes together with the Common Stock as one class, all such shares would represent an aggregate of 14,055,927 votes.

The holders of a majority of the Company’s outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions (also referred to as withheld votes), the Company believes that abstentions should be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business. With respect to broker nominee votes, the Delaware Supreme Court has held that broker nominee votes may be counted as present or represented for purposes of determining the presence of a quorum. Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals.

SOLICITATION

The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

PROPOSAL 1

ELECTION OF CLASS I AND CLASS III DIRECTORS

At the Annual Meeting, four individuals are to be elected to hold office until their term expires and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of the Company’s directors requires a plurality of the votes cast in person or by proxy at the meeting. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE AS EITHER CLASS I OR CLASS III DIRECTORS. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR THE ELECTION OF THE FOUR NOMINEES AND THEIR RESPECTIVE DIRECTOR CLASSES DESCRIBED BELOW.

The following table sets forth the names and ages as of September 30, 2004, and positions of directors and the nominees, as well as the committees that the director is or the nominee shall be a member of, and their respective Class of Director. A summary of the background and experience of each of these individuals is set forth after the table.

NAME	AGE	POSITION	COMMITTEE	DIRECTOR CLASS

Nominees

Steve Yager	50	Chairman of the Board		Class III
Mike Murphy	46	Director	Audit and Compensation	Class III
Joseph Liemandt	36	Director	Compensation and Nominating	Class I
David Cairns	58	Director	Audit and Nominating	Class I

Continuing Directors

Pekka Pere	46	Director		Class II
Olof Odman	61	Director	Audit, Compensation and Nominating	Class II
Bengt-Ake Algevik	54	Director		Class II

Artemis International’s Certificate of Incorporation and Bylaws provide for the Board of Directors to be divided into three classes, with each class to be as nearly equal in number of directors as possible. The term of each class of director should expire in a year that is different than either of the other two respective classes of directors.  In this regard, the director nominees as identified above shall serve as follows:  Messrs. Liemandt and Cairns shall comprise the Class I directors, serving from 2004 - 2007.  Messrs. Yager and Murphy shall comprise the Class III directors, serving from 2004 - 2006.  Messrs. Pere, Odman and Algevik comprise the Class II directors and are continuing to serve through 2005.

Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the voting securities of the Company, represented by a properly executed and returned proxy, will be voted for such additional person as shall be designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors in accordance with the Company’s Certificate of Incorporation and Bylaws.

Certain information regarding each nominee as of September 30, 2004 is set forth below, including such individual’s principal occupation, a brief account of such individual’s recent business experience and other directorships currently held.

NOMINEES

MR. YAGER was elected as a director of the Company in July 2001 and was its Chief Executive Officer and President from August 2001 to January 2002. In January 2002, he became a Vice Chairman of the Board. On April 14, 2003, Mr. Yager was elected as Chairman of the Board. From March 1, 2002 to the present Mr. Yager has served as Managing Director, Mergers & Acquisitions for Gores Technology Group. Prior to joining the Company in August 2001, Mr. Yager served for four years as President and CEO of Artemis International Corporation, which combined with OPUS360 Corporation in July 2001 to form Artemis International Solutions Corporation.

MR. LIEMANDT is the President, CEO, and Chairman of the Board of Directors of Trilogy, Inc. He founded Trilogy, a leading provider of industry-specific enterprise software, in 1989. Mr. Liemandt also holds other management and board positions in various privately held Trilogy-controlled entities.

MR. MURPHY was elected a director of the Company on March 17, 2003. Mr. Murphy is currently the CEO of InQuira, Inc., and has served in that capacity since January 2001.  Prior to joining InQuira, Mr. Murphy served as an executive at Cambridge Technology Partners (“CTP”), where he was in charge of the Western Region. Mr. Murphy later oversaw the sales, marketing, alliances and partner programs of CTP.

MR. CAIRNS was nominated to serve as a director of the Company on September 10, 2004.  Since April, 2003, Mr. Cairns has been the CEO and a board member of Global Logistics Technologies Inc., a US headquartered supply-chain software company. He has also seved as non executive Chairman of Prism Technologies Ltd., a UK software infrastructure company since 2001.  Mr. Cairns was appointed to the board of Shiwana Inc. (a US company operating in the software and telecoms sector) in July 2004 and chairs the Audit Committee. Previously, Mr. Cairns was Chief Executive of Martlet Venture Management Limited, a Canadian venture capital company from 1996 through 2000. Mr. Cairns holds an MBA from Cranfield University and is a Fellow of the Chartered Institute of Management Accountants (UK).

CONTINUING DIRECTORS

MR. PERE was elected a director of the Company in July 2001. He has been President and Chief Executive Officer of Proha Plc since 1984 and is also the founder of Proha Plc. Mr. Pere is also the Chairman of the Board of Directors of Federation of the Finnish Information Industries, and is either a board member or the chairman of several other information technology related companies.  Mr. Pere was Chairman of the Board of Directors of Proha Plc from 1984 until 1999, where he has since remained a board member.

MR. ODMAN was elected a director of the Company in July 2001. Since December 1999, he has been a member of the Board of Directors of Proha Plc., and is currently Chairman of the Proha Plc Board of Directors. Mr. Odman is also Chairman of the Board of Directors of Swedish public companies Jeeves Information System AB and LightLab AB.  In addition, Mr. Odman is Chairman of the Board of Directors of Safran AS, Norway, LightLab Asia Corp, Taiwan, Transaction Network Services AB, Sweden, Cobnet AB, Sweden, Kyssinge Golf AB, Sweden and Golf de Pierpoint, Begium. Mr. Odman is also a board member of Dovre AS, Norway and Bright Europe AB, Sweden.

MR. ALGEVIK was elected a director of the Company on June 16, 2004. Mr. Algevik is the President of Algevik Management AB, a management-consulting firm and has served in that capacity since September 2000. Prior to founding Algevik Management AB, beginning in May 1997, he was the CEO of SYSteam AB, comprised of 900 consultants providing IT-based solutions to mid-sized companies.  Since 1995, Mr. Algevik has also been a board member of Swedish public company Jeeves Information System AB.

DIRECTORS’ FEES AND OPTIONS

For the fiscal year ended December 31, 2003 no fees were paid or options granted to any members of the Board.  Effective January 1, 2004, each non-employee director shall receive a retainer of $15,000 per year, provided they attend at least 60% of the Board meetings held each year.  Each non-employee director who is also a member of the Audit, Compensation and/or Nominating Committees shall receive $5,000 per year for their services on each respective committee, provided they each attend at least 60% of their respective committee meetings held each year. The Board of Directors may decide, at its discretion, to defer such cash payments based on the Company’s performance and financial condition.  In addition, the Company shall reimburse all reasonable travel and other expenses incurred by its directors in fulfilling their duties as directors and/or committee members.

The following table sets forth the individual grants of stock options made by the Company in 2004 through November 05, 2004, (the date of the Annual Meeting), to each of the listed directors.

NAME	NUMBER OF SHARES	EXERCISE PRICE	DATE OF GRANT	ANNUAL FEES	BOARD &/OR COMMITTEE

Pekka Halonnen	15,000	$1.65	2/24/2004	$15,000	Board Member
Mike Murphy	15,000	$1.65	2/24/2004	$15,000	Board Member
Mike Murphy	3,500	$1.65	2/24/2004	$5,000	Audit Committee
Mike Murphy	3,500	$2.05	9/10/2004	$5,000	Compensation Committee
Amos Barzilay	15,000	$1.50	3/29/2004	$15,000	Board Member
Joseph Liemandt	15,000	$1.95	6/16/2004	$15,000	Board Member
Joseph Liemandt	3,500	$1.95	6/16/2004	$5,000	Nominating Committee
Joseph Liemandt	3,500	$2.05	9/10/2004	$5,000	Compensation Committee
Bengt-Ake Algevik	15,000	$1.95	6/16/2004	$15,000	Board Member
Pekka Pere	7,500	$1.65	2/24/2004	$15,000	Board Member
Pekka Pere	3,500	$1.65	2/24/2004	$5,000	Audit Committee
Olof Odman	7,500	$1.65	2/24/2004	$15,000	Board Member
Olof Odman	3,500	$1.65	2/24/2004	$5,000	Audit Committee
Olof Odman	3,500	$1.65	2/24/2004	$5,000	Compensation Committee
Olof Odman	3,500	$1.95	6/16/2004	$5,000	Nominating Committee
Ari Horowitz	7,500	$1.65	2/24/2004	$15,000	Board Member
Steve Yager	7,500	$1.65	2/24/2004	$15,000	Board Member

In March 2000, the Company adopted the Artemis International Solutions Corporation 2000 Non-Employee Directors Stock Option Plan (“Non-Employee Director Plan”).  The Company’s Board of Directors, as discussed below under Proposal 3, is recommending that the plan be amended and restated.  Upon the amendment and restatement becoming effective, each non-employee director who is elected or appointed to the Board after February 24, 2004, shall receive an initial grant of options to purchase 15,000 shares of our Common Stock at an exercise price equal to the fair market value of the common stock as of the date of his or her election or appointment.  For each non-employee directors already serving on the Board as of February 24, 2004, he or she received a grant of options on February 24, 2004, to purchase 7,500 shares of our Common Stock at an exercise price equal to the fair market value of the common stock as of February 24, 2004, unless the non-employee director was provided a special initial grant greater than 7,500 shares.  Thereafter, commencing in 2005, each non-employee director shall receive a grant of options on his or her Board anniversary date to purchase up to 7,500 shares of Common Stock (without making any adjustment under the Non-Employee Director Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring on or after the date of the most current amendment and restatement of the Non-Employee Director Plan becoming effective).

With respect to directors serving on committees and upon the amendment and restatement of the Non-Employee Director Plan becoming effective, each non-employee director who, on or after February 24, 2004, is elected or appointed as, or was already, a member of the Audit, Compensation and/or the Nominating Committee, shall receive a grant of options to purchase 3,500 shares of our Common Stock at an exercise price equal to the fair market value of the common stock as of February 24, 2004, if already so serving on any such committee, or as of any later date applicable when first becoming a member of any such committee. Thereafter, each non employee director who continues to serve on any such committee upon his or her applicable committee anniversary date shall be automatically granted an Option on such anniversary date to purchase up to 3,500 shares of Common Stock (without making any adjustment under the Non-Employee Director Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring on or after the date of the most current amendment and restatement of the Non-Employee Director Plan becoming effective).

The vesting schedule for the options described above is set forth in Proposal 3 below.

COMMUNICATING WITH THE INDEPENDENT DIRECTORS

The Board will consider written communications that are submitted by stockholders and will respond if and as appropriate. The Chairman of the Board (if an independent director), or otherwise the Chairman of the Nominating Committee, with the assistance of the Company’s General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board or the Chairman of the Nominating Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to Board of Directors c/o Corporate Secretary, Artemis International Solutions Corporation, 4041 MacArthur Boulevard, Suite 401, Newport Beach, CA 92660.

CODE OF BUSINESS CONDUCT AND ETHICS AND CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

The Company has adopted a written Code of Business Conduct and Ethics that applies to all of the Company’s employees and its directors.  The Code of Business Conduct and Ethics is augmented by an additional Code of Ethics For Senior Financial Officers,  which applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and/or persons performing similar functions. The Company has posted a current copy of both codes on its website, which is located at

www.aisc.com. In addition, the Company intends to post on its website all disclosures that are required by law concerning any amendments to, or waivers of any provision of the codes.

COMMITTEES OF THE BOARD

The Company’s Board of Directors currently has three committees, the Audit Committee, the Compensation Committee, and the Nominating Committee. The Audit Committee, currently consisting of Mr. Odman, Mr. Murphy and Mr. Pere, recommends the appointment of the independent public accountants of the Company, considers the independence of the Company’s independent public accountants, reviews and approves the scope of the annual audit and reviews the results thereof with the Company’s independent accountants. The Audit Committee also assists the Board in fulfilling its fiduciary responsibilities relating to accounting and reporting policies, practices and procedures, and reviews the continuing effectiveness of the Company’s business ethics and conflicts of interest policies. Effective upon the close of this Annual Meeting, and assuming that Proposal 1 is approved, Mr. Pere will be replaced on the Audit Committee with Mr. Cairns.  At that point, all of the members of the Audit Committee will be “independent” as defined in NASDAQ Marketplace Rule 4200(A)(15).  In addition, Mr. Cairns shall also qualify as being a “financial expert” for purposes of serving on the Audit Committee as defined in NASDAQ Marketplace Rule 4200(d)(2)(A).

The Compensation Committee, currently consisting of Mr. Odman, Mr. Murphy and Mr. Liemandt, recommends to the Board of Directors the salaries, bonuses and stock awards received by the officers of the Company. The Compensation Committee is also responsible for administering the Company’s Stock Incentive Plan. The Compensation Committee determines the recipients of option awards, sets the exercise price of shares granted, and determines the terms, provisions and conditions of all stock options granted, including the vesting schedules.

The Nominating Committee currently consists of Mr. Odman and Mr. Liemandt.  This Committee was formed effective June 16, 2004.  Upon the close of this Annual Meeting and assuming that Proposal 1 is approved, Mr. Cairns will join the Nominating Committee.  The Nominating Committee is responsible for overseeing the composition of the Board and its various other committees, recruiting and recommending candidates who are “independent” pursuant to the NASDAQ standard as referenced above for ratification by the full Board when applicable openings arise at both the Board level and within the other committees.  In addition, the Nominating Committee recommends the slate and Class of directors to be voted upon by shareholders at annual shareholder meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No interlocking relationships exist between the members of the Company’s Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. None of the members of the Compensation Committee was an officer or employee of the Company at any time during Fiscal 2003.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

During the fiscal year ended December 31, 2003, the Board of Directors met on fourteen occasions. In addition, the Audit Committee met nine times. The Compensation Committee met on three occasions. All directors attended at least 75% of the meetings held by the Board of Directors and all committees of the Board on which such director served.  The Nominating Committee was not formed until June 16, 2004, at which time Mr. Odman and Mr. Liemandt became members.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s executive officers and directors file reports of beneficial ownership on Form 3 and changes in beneficial ownership on Forms 4 and 5 with the Securities and Exchange Commission (“SEC”). Based on our records and other information, we believe that all such SEC filing requirements applicable to our executive officers and directors with respect to the fiscal year ended December 31, 2003 were met.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information with respect to beneficial ownership of the Company’s Common Stock as of September 30, 2004, for (i) each person known by the Company to beneficially own more than 5% of each class; (ii) each director and nominee for director; (iii) each Named Executive Officer (as defined below); and (iv) all of the Company’s executive officers and directors as a group. Except as indicated by footnote, and applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.  Unless otherwise indicated, the principal address of each stockholder listed below is c/o Artemis International Solutions Corporation, 4041 MacArthur Boulevard, Suite 401, Newport Beach, CA 92660.

NAME OF BENEFICIAL OWNERS	TOTAL AMOUNT OF SHARES BENEFICIALLY OWNED (1)	PERCENTAGE OF COMMON STOCK OWNED
Proha Plc (2)	7,977,062	80%
Maapallonkuja 1 A
FIN-02210 Espoo

Emancipation Capital LP (7)	1,526,700	13%
Samuelson Investment, Inc.(8) (10)	1,250,000	11%

Directors and Executive Officers
Bengt-Åke Älgevik	7,500	*
Amos Barzilay	7,500	*
Pekka Halonen	7,500	*
Ari B. Horowitz (4) (5)	253,427	2%
Joseph Liemandt (8) (9)	7,500
Pekka Makela (3)	480	*
Michael Murphy	7,500	*
Olof Odman (3) (4) (5)	480	*
Pekka Pere (3) (4) (5)	480	*
Charles F. Savoni (5)	13,417	*
Robert Stefanovich (5)	53,333	*
Patrick Ternier (4) (5)	85,733	*
Steven Yager (4) (5)	40,000	*
All directors and executive officers as a group (13 persons) (6) (9)	484,850	5%

* Less than 1%

(1)                                  Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes that the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2)                                  Based upon information contained in a Form 13D/A dated November 20, 2001, filed with the SEC by Proha Plc on behalf of itself and related entities, such entities own 7,977,062 shares of common stock.  Assuming that all of the shares of the Company’s Common Stock beneficially owned by the Series A Holders were issued and outstanding, and that Proha Plc does not purchase or sell any common stock of the Company, Proha Plc’s ownership of the Company would approximate 57%.

(3)                                  This individual also serves on the board of directors for Proha Plc.

(4)                                  Director or executive officer disclaims beneficial ownership of 7,977,062 shares held by Proha Plc, except to the extent of his stock holding interests in Proha Plc.

(5)                                  Includes the number of shares that could be acquired within 60 days of September 30, 2004, pursuant to outstanding stock options, as follows: Mr. Horowitz 117,999 common shares; Mr. Odman, 480 common shares; Mr. Pere 480 common shares; Mr. Barzilay 7,500 shares; Mr. Halonnen 7,500 shares; Mr. Murphy 7,500 shares; Mr. Makela 480 shares; Mr. Algevik 7,500 shares; Mr. Liemandt 7,500 shares; Mr. Yager 40,000 common shares; Mr. Stefanovich 53,333 common shares; Mr. Ternier 85,733 common shares; Mr. Savoni 13,417 common shares, and of the group 349,422 common shares.

(6)                                  The shares beneficially owned by Proha Plc (7,977,062) are not included in this total as the respective directors disclaimed beneficial ownership per footnote (4) above.

(7)                                  The principal address of Emancipation Capital, LP, or EC, is 153 East 53rd Street, Suite 26B, New York, NY 10022. Emancipation Capital, LLC acts as the general partner of EC and has voting and dispostive power over the securities held by EC. The managing member of Emancipation Capital, LLC is Mr. Frumberg. Emancipation Capital, LLC and Mr. Frumberg disclaim beneficial ownership of the securities held by EC, except for their pecuniary interest therein. The total shares beneficially owned by EC of 1,526,700 includes 136,364 shares of restricted common stock currently issuable to EC upon exercise of the Initial Warrants that were fully vested and exercisable on the issuance date, but excludes the 210-day warrants received by EC that are exercisable if, and only in the event that, the Six Month Price is below $2.20 per share in which case EC may purchase a variable number of shares of Common Stock at $0.01 per share based on the Six Month Price. “Six

Month Price” means the greater of $1.75 or the lowest average closing price of the Common Stock of the Company for any 15 consecutive day period during the six month period immediately following June 16, 2004.   EC also owns Series A convertible preferred stock arising from the private placement transaction completed by the Company on June 16, 2004.  As of September 30, 2004, EC’s preferred stock is convertible into 1,363,636 shares of the Company’s restricted common stock, which are included above.  Additional information related to the private placement transaction can be obtained from the Form S-1/A (which is not yet effective) as filed by the Company with the SEC on August 24, 2004, a copy of which is available upon request.  Assuming that all of the shares of the Company’s Common Stock beneficially owned by Series A Holders were issued and outstanding, and that EC does not purchase or sell any common stock of the Company, EC’s ownership of the Company would approximate 11%.

(8)                                  Samuelson Investment, Inc. is wholly owned by Trilogy, Inc. Mr. Liemandt is Chairman of the Board, President and CEO of Trilogy, Inc.

(9)                                  Director disclaims beneficial ownership of 1,250,000 shares held by Samuelson Investment, Inc.

(10)                            The total shares beneficially owned by Samuelson Investment, Inc., or Samuelson, of 1,250,000, includes 113,636 shares of restricted common stock currently issuable to Samuelson upon exercise of the Initial Warrants that were fully vested and exercisable on the issuance date, but excludes the 210-day warrants received by Samuelson that are exercisable if, and only in the event that, the Six Month Price is below $2.20 per share in which case Samuelson may purchase a variable number of shares of Common Stock at $0.01 per share based on the Six Month Price. “Six Month Price” means the greater of $1.75 or the lowest average closing price of the Common Stock of the Company for any 15 consecutive day period during the six month period immediately following June 16, 2004.  Samuelson also owns Series A convertible preferred stock arising from the private placement transaction completed by the Company on June 16, 2004.  As of September 30, 2004, Samuelson’s preferred stock is convertible into 1,136,364 shares of the Company’s restricted common stock, which are included above.  Additional information related to the private placement transaction can be obtained from the Form S-1/A (which is not yet effective) as filed by the Company with the SEC on August 24, 2004, a copy of which is available upon request.  Assuming that all of the shares of the Company’s Common Stock beneficially owned by Series A Holders were issued and outstanding, and that Samuelson does not purchase or sell any common stock of the Company, Samuelson’s ownership of the Company would approximate 9%.

COMPENSATION EXECUTIVE OFFICERS AND OTHER INFORMATION

SUMMARY OF EXECUTIVE COMPENSATION

The following table sets forth for each of the Company’s last three completed fiscal years, the compensation of the Company’s President and Chief Executive Officer (“CEO”) as of December 31, 2003, and the two most highly compensated executive officers other than the CEO as of the same fiscal year end (collectively, the “Named Executive Officers”). As defined by the SEC’s rules, no other person was a “most highly compensated executive officer” of the Company at December 31, 2003 or during the year then ended.

SUMMARY COMPENSATION TABLE

	ANNUAL COMPENSATION			LONG TERM COMPENSATION
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	OTHER ANNUAL COMPENSATION ($)		NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	ALL OTHER COMPENSATION ($)

Michael J. Rusert,	2003	$283,333	$25,200		*	—	—
Former President and	2002	$256,857	$163,800		*	250,000
Chief Executive Officer(1)	2001	—	—	—		—	—

Robert Stefanovich,	2003	$173,333	$8,820	—		—	—
Executive Vice	2002	$68,095	$36,156	—		20,000	—
President. Chief Financial Officer (2)	2001	—		—		—	—

Charles F. Savoni,	2003	$147,833	$5,670	—		—	—
Senior Vice President,	2002	$98,961	$31,378	—		7,000	—
General Counsel, Secretary(3)	2001	—	—	—		—	—

*                                         The value of personal benefits provided was less than the minimum amount required to be reported.

(1)                                  Mr. Rusert was appointed to the position of President and Chief Executive Officer effective January 25, 2002. He resigned from the Company effective January 16, 2004.

(2)                                  Mr. Stefanovich became Chief Financial Officer effective on September 27, 2002.

(3)                                  Mr. Savoni became an executive officer of the Company effective March 18, 2002.

Pursuant to the Separation Agreement and Mutual Release that the Company executed with Mr. Rusert, effective January 22, 2004, the Company is required to: (i) provide Mr. Rusert with severance payments over twelve months, for a total of $285,000; and (ii) pay on Mr. Rusert’s behalf his automobile lease payments for fifteen months for a total of $19,000.

Pursuant to the Employment Agreement in effect between the Company and Mr. Stefanovich, should Mr. Stefanovich be terminated without cause (or should he otherwise resign for a variety of reasons including but not limited to a change-in-control of the Company), then the Company would provide Mr. Stefanovich with severance payments over twelve months, which as of November 30, 2004, the date of the Annual Meeting, would total $196,000, as well as a continuation of medical benefits for the same twelve month period. Pursuant to the Employment Agreement currently in effect between the Company and Mr. Savoni, should Mr. Savoni be terminated without cause (or should he otherwise resign for a variety of reasons including but not limited to a change-in-control of the Company), then the Company would provide Mr. Savoni with a lump sum severance payment totaling the equivalent of nine months of his base salary, which as of November 30, 2004, the date of the Annual Meeting, would total $116,000.

SUMMARY OF OPTION GRANTS

The Company made no grants of stock options during the fiscal year ended December 31, 2003 to any of the Named Executive Officers.

SUMMARY OF OPTIONS EXERCISED

The following table sets forth information concerning exercises of stock options during the year ended December 31, 2003, by each of the Named Executive Officers and the value of unexercised options at December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

NAME	SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ($) (1)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT FISCAL YEAR END	VALUE OF UNEXERCISED IN-THE MONEY OPTIONS AT FISCAL YEAR END
			EXERCISABLE/UNEXERCISABLE (#)	EXERCISABLE/UNEXERCISABLE ($) (2)

Michael J. Rusert	0	$0.00	124,999/125,001	$16,250/$16,250
Robert Stefanovich	0	$0.00	6,667/13,333	$2,533/$5,067
Charles F. Savoni	0	$0.00	2,334/4,666	$887/$1,773

(1)                                  Value realized is based on estimated fair market value of Common Stock on the date of exercise minus the exercise price.

(2)                                  Value is based on estimated fair market value of Common Stock as of December 31, 2003 ($1.63) minus the exercise price.

None of our Named Executive Officers exercised any of their options during 2003.

COMPENSATION COMMITTEE REPORT

The Compensation Committee (“Compensation Committee”) of the Board of Directors is comprised of three directors who are not officers or employees of the Company.  During the fiscal year ended December 31, 2003, the Compensation Committee, consisting of Mr. Odman, Mr. Klaus Cawen and Mr. Jim Cannavino, was responsible for establishing and administering the policies that govern the compensation of executive officers, including the Named Executive Officers.  On May 29, 2003, the Board adopted a written Compensation Committee charter, which is attached to this Proxy Statement as an Appendix.  Mr. Cawen resigned from the Board of Directors and all related committees on December 17, 2003, while Mr. Cannavino so resigned, effective February 24, 2004.  As of September 10, 2004, the Compensation Committee is comprised of Mr. Odman, Mr. Murphy and Mr. Liemandt. The Compensation Committee has furnished the following report on executive compensation:

The Compensation Committee reviews and administers the Company’s various compensation plans, including the base compensation levels of Executive Officers, the Company’s bonus plan and the Company’s stock incentive plans.

General Compensation Policy. The Compensation Committee’s fundamental compensation policy is to make a substantial portion of an executive’s total potential compensation contingent upon the financial performance of the Company. Accordingly, in addition to each executive’s base salary, the Company offers the opportunity for an annual cash bonus, which is tied to the Company’s achievement of financial performance goals, and stock option awards to provide incentives to the executive officers through an equity interest in the Company. The Compensation Committee believes that the stockholders benefit by aligning the long-term interests of stockholders and executive employees.

Base Salary. For the fiscal year 2003, the Compensation Committee reviewed the recommendations of the Chief Executive Officer as to proposed base salaries for all executives other than the Chief Executive Officer. Increases in base salaries generally reflect increased responsibilities over the prior fiscal year and/or strong individual performance in the prior fiscal year, or adjustments to changes in market conditions to help assure retention.

The Compensation Committee performed an annual review of the base salary of each of the executive officers with reference to the executive’s performance, level of responsibility and experience to determine whether the current base salary is appropriate and competitive. The Compensation Committee evaluated the reasonableness of the base salary based upon the median salary range paid to executive officers with comparable duties at companies of similar size in the same geographic area in the computer technology industry. No specific quantitative weight was given to any particular performance measurement.

Cash Bonuses. The Company’s Board of Directors approved and implemented a senior management quarterly bonus plan for fiscal 2003. The plan was designed to provide an incentive to certain designated senior managers to maximize stockholder value by achieving targeted levels of revenue and operating profit. Participants in the plan included all executive officers of the Company and certain other key senior managers.

Pursuant to the terms of the plan, the criterion for earning a bonus was based on the Company’s revenue and operating profit for fiscal 2003 being equal to or greater than 80% of the revenue and operating profit set forth in the Company’s annual operating plan (“AOP”) as approved by the Company’s Board of Directors, with specific quarterly goals established and incorporated into the plan. The only quarter in which the specific goals were attained was in the first quarter of 2003.  As such, the only bonuses paid for fiscal year 2003 pertained to the first quarter.

Stock Option Awards. The Company has granted stock options under its various stock option plans at prices equal to the fair market value of the Company’s Common Stock at the date of grant. Grants to executive officers are based on their responsibilities and relative positions in the Company and are considered an integral component of total compensation. The Compensation Committee believes the granting of options to be beneficial to stockholders, because it increases management’s incentive to enhance stockholder value. Grants are proposed by the Chief Executive Officer and reviewed by the Compensation Committee based on the individual’s overall performance. The Compensation Committee believes that stock option grants can serve as an important incentive in retaining and motivating key employees of the Company.  In fiscal year 2003, however, no such grants were issued.

Chief Executive Officer Compensation. The base salary of the Chief Executive Officer was recommended by the Compensation Committee and approved by the Board of Directors. The Compensation Committee reviewed the salaries of comparable executive officers at companies of similar size and in the same geographic area as the Company and in the software industry. The Compensation Committee’s policy is to have a substantial portion of the Chief Executive Officer’s total compensation based on the Company’s financial performance.  As such, Mr. Rusert’s annual base salary was set at $285,000 with a potential bonus of $200,000 based on the fiscal 2003 AOP.  Upon Mr. Rusert’s resignation in January of 2004, Mr. Ternier was provided the same levels of targeted compensation:  a $285,000 annual base salary with a potential bonus of $200,000 based on the fiscal 2004 AOP.

Policy Regarding Deductibility of Compensation. Section 162(m) of the Internal Revenue Code (“Section 162(m)”) provides that for federal income tax purposes, the otherwise allowable deduction for compensation paid or accrued to a covered employee of a publicly held corporation is limited to no more than $1 million per year. Section 162(m) does not presently affect the Company because, for the fiscal year ended December 31, 2003, no executive officer’s compensation exceeded $1 million, and the Company does not believe that the compensation of any executive officer will exceed $1 million for the 2004 fiscal year. Options granted under the Company’s Stock Incentive Plans would be considered performance-based compensation. As performance-based compensation, compensation attributable to options granted under the Plan and awarded to covered employees will not be subject to the compensation deduction limitations of Section 162(m).

COMPENSATION COMMITTEE

Olof Odman
Mike Murphy
Joseph Liemandt

* * *

EMPLOYMENT AGREEMENTS AND TERMINATION, SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

We have an employment agreement with Mr. Stefanovich, Executive Vice President and Chief Financial Officer. Mr. Stefanovich is entitled to receive an annual base salary (as of November 30, 2004, the date of the Annual Meeting - $196,000 per year) and is eligible for a bonus of $70,000, subject to the achievement of certain annual performance criteria set by the Compensation Committee (applicable to fiscal year ending December 31, 2004).  If the agreement is terminated for cause, Mr. Stefanovich is entitled only to receive that portion of his base salary owed through the date of termination.  If events that constitute a change in control of the Company occur, or if the agreement is terminated without cause, Mr. Stefanovich would be entitled, (i) to receive payment continuation of his base salary for a twelve month period, (ii) to receive a continuation of Company provided medical benefits at the same level he was receiving prior to termination for the same twelve month period, and (iii) to receive any incentive bonus payment earned but not paid as of the termination date pro-rated for the quarter in which any such termination would take effect based on the termination date. In addition, all options granted which have not vested at the date of termination would immediately vest. The agreement also contains certain restrictions on competition.  Additionally, the Company in its sole discretion may grant to Mr. Stefanovich stock options to purchase shares of Common Stock, consistent with the policy pertaining to executive officers as described in the above Compensation Committee Report.

We have an employment agreement with Mr. Savoni, Senior Vice President, General Counsel and Secretary. Mr. Savoni is entitled to receive an annual base salary (as of November 30, 2004, the date of the Annual Meeting - $155,000 per year) and is eligible for an annual bonus of $45,000, subject to the achievement of certain annual performance criteria set by the Compensation Committee (applicable to fiscal year ending December 31, 2004). If the agreement is terminated for cause, Mr. Savoni is entitled only to receive that portion of his base salary owed through the date of termination. If events that constitute a change in control of the Company occur, or if the agreement is terminated without cause, Mr. Savoni would be entitled, (i)  to a lump sum payment equivalent to his base salary for a nine month period, and (ii) to receive any incentive bonus payment earned but not paid as of the termination date pro-rated for the quarter in which any such termination would take effect based on the termination date. In addition, all options granted which have not vested at the date of termination would  immediately vest. The agreement also contains certain restrictions on competition.  Additionally, the Company in its sole discretion may grant to Mr. Savoni stock options to purchase shares of Common Stock, consistent with the policy pertaining to executive officers as described in the above Compensation Committee Report.

On January 23, 2004, the Company announced the appointment of Patrick Ternier as President and Chief Executive Officer.   We have an employment agreement with Mr. Ternier.  Mr. Ternier is entitled to receive a targeted annual base salary (as of November 30, 2004, the date of the Annual Meeting - $285,000 per year) and is eligible for a targeted bonus of $200,000, subject to the achievement of certain annual performance criteria set by the Compensation Committee (applicable to fiscal year ending December 31, 2004).  In addition, Mr. Ternier is entitled to receive an annual car allowance of up to $18,000.  If the agreement is terminated for cause, Mr. Ternier is entitled only to receive that portion of his base salary owed through the date of termination.  If events that constitute a change in control of the Company occur, or if the agreement is terminated without cause, Mr. Ternier would be entitled, (i) to receive payment continuation of his base salary for a twelve month period, and (ii) to receive any incentive bonus payment earned but not yet paid as of the termination date. In addition, all options granted which have not vested at the date of termination would immediately vest. The agreement also contains certain restrictions on competition.  Additionally, the Company has granted Mr. Ternier in his first year of employment as President and Chief Executive an Initial Grant of 250,000 stock options to purchase shares of Common Stock at an exercise price equal to the fair market value of the Common Stock as of the grant date.  One third of the Initial Grant of options vest on the grant date and the balance vest in equal increments on the first two successive anniversaries of the grant date.  Commencing in the second year, Mr. Ternier is eligible to receive additional option grants (which may have a different vesting schedule), based on meeting certain annual performance criteria as recommended by the Compensation Committee and approved by the Board.

Mr. Rusert resigned as director and Chief Executive Officer and President of the Company as of the close of business effective January 16, 2004.  Effective January 22, 2004, Mr. Rusert and the Company executed a Separation Agreement and Mutual Release, pursuant to which the Company is required: (i) to provide Mr. Rusert with severance payments extending over twelve months, for a total of $285,000; and (ii) to pay on Mr. Rusert’s behalf his automobile lease payments for fifteen months, for a total of $19,000.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company is composed of three directors who are not officers or employees of the Company and operates under a written charter adopted by the Board of Directors on March 16, 2000.  The Audit Committee charter is attached to this Proxy Statement as an Appendix.  During the fiscal year ended December 31, 2003, the Audit Committee was comprised of Mr. Cannavino (Chairman), Mr. Odman and Mr. Cawen.  Mr. Cawen resigned from the Board of Directors and all related committees on December 17, 2003, while Mr. Cannavino so resigned, effective February 24, 2004.  Since February 24, 2004, the Audit Committee has been comprised of Mr. Odman (Chairman), Mr. Murphy and Mr. Pere.

Artemis management (“Management”) is responsible for the Company’s internal controls and preparing the Company’s consolidated financial statements. In January 2003, the Audit Committee recommended to the Board of Directors that the Company change its independent accountants from KPMG, LLP (“KPMG”) to Squar, Milner, Reehl & Williamson LLP (“Squar Milner”).  The Board accepted the Audit Committee’s recommendation to make the change to Squar Milner from KPMG, as the Company would be able to obtain a greater level of service on a more cost-efficient basis.

The Company’s independent accountants, Squar Milner, are responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee is responsible for overseeing the conduct of these activities and recommending them to the Board of Directors.

The Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for us by our independent auditor as outlined in the Audit Committee charter. Prior to engagement of the independent auditor for each year’s audit, management or the independent auditor submits to the Audit Committee for approval an aggregate request of services expected to be rendered during that year, which the Audit Committee pre-approves. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.  The Audit Committee does not delegate to management its responsibility to pre-approve services performed by the independent auditor.

The Audit Committee held nine meetings during fiscal year 2003.  The Audit Committee reviewed Squar Milner’s audit scope, audit plans and identification of audit risks. The interim financial information contained in each quarterly financial report was reviewed by the Audit Committee and discussed with Management and Squar Milner prior to release.

In the spring of 2003, the Audit Committee engaged independent counsel to examine the independence of the Audit Committee members in light of the Sarbanes-Oxley Act and other potential conflicts of interest.  The examination by independent counsel was completed in October 2003.  Independent counsel reported to the full Board, concluding that the Audit Committee members were independent and that no changes in the composition of the committee were needed.  As such, the examination was closed, no further actions were taken, and the composition of the committee remained unchanged.

The Audit Committee also reviewed and discussed the Company’s consolidated financial statements for the year ended December 31, 2003, with Management and Squar Milner. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with Squar Milner those matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

The Audit Committee also received and reviewed the written disclosures and the letter from Squar Milner required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with Squar Milner their independence.

Based on the reviews and discussions referred to above, Management recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission on July 16, 2004.

Effective upon the close of this Annual Meeting, and assuming that Proposal 1 is passed, Mr. Pere would be replaced on the Audit Committee with Mr. Cairns.  At that point, all of the members of the Audit Committee would be “independent” as defined in NASDAQ Marketplace Rule 4200(A)(15). In addition, Mr. Cairns would also qualify as being a “financial expert” for purposes of serving on the Audit Committee as defined in NASDAQ Marketplace Rule 4200(d)(2)(A).

AUDIT COMMITTEE REPORT

Olof Odman
Mike Murphy
Pekka Pere

* * *

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such Report by reference in any such document.

PROPOSAL 2 (a)

AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO REDUCE THE TOTAL NUMBER OF AUTHORIZED SHARES OF
COMMON STOCK TO 50,000,000

The Company’s Board of Directors has approved an amendment to our Amended and Restated Certificate of Incorporation.  Specifically, the Board approved amending the first paragraph of Article III of the Amended and Restated Certificate of Incorporation, reducing the number of shares of Common Stock that the Company may issue from 500,000,000 to 50,000,000, thereby reducing the total number of shares of all classes of capital stock that the Company may issue from 525,000,000 to 75,000,000 (including 25,000,000 shares of authorized preferred stock).

The existing number of authorized shares of capital stock is far greater than we expect to require. In addition, under Delaware law, we are required to pay an annual franchise tax to the state of Delaware based on the number of authorized shares. The principal purpose of the proposed amendment is to reduce our authorized shares and thereby reduce our tax liability with respect to Delaware’s annual franchise tax.

The decrease in the number of authorized Common Stock will not have any effect on the rights of existing stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION REDUCING THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 50,000,000.  UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION REDUCING THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 50,000,000.

PROPOSAL 2 (b)

AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCOPORPORATION TO
ADOPT THE NASDAQ “20 % RULE”

The Company’s Board of Directors has approved an amendment to our Amended and Restated Certificate of Incorporation.  Specifically, the Board approved adding to the end of Article III of the Amended and Restated Certificate of Incorporation the following, which effectively implements the “20% Rule” from NASDAQ Marketplace Rule 4350:

Shareholder approval shall be required in connection with a transaction other than a public offering involving:

(i) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book value or market value which together with sales by officers, directors or substantial shareholders of the Company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or

(ii) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the stock.

The primary purpose for adopting this amendment to our Amended and Restated Certificate of Incorporation is for the Company to align more closely to the NASDAQ standard for maintaining proper corporate governance.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION EFFECTIVELY ADOPTING THE NASDAQ “20% RULE.”  UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION EFFECTIVELY ADOPTING THE NASDAQ “20% RULE.”

PROPOSAL 3

ADOPTION OF AMENDED AND RESTATED
2000 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

The Company’s Board of Directors has approved an amendment to and restatement of the 2000 Non-Employee Directors Stock Option Plan (“Non-Employee Director Plan”).  The primary reasons for amending and restating the Non-Employee Director Plan are to, (i)  replenish the plan with additional options authorized for issuance under the plan, (ii) to provide a specific grant to newly elected directors, and (iii) to provide for an automatic, annual grant for continuing directors.  The Company needs to be able to grant its directors sufficient options in order both to recruit new, independent directors, and to retain current directors.  This need is especially critical in today’s corporate environment where, due to the increased exposure that individuals serving on boards of publicly traded companies have as a result of more stringent securities laws and increased governmental enforcement of those laws, such companies are facing increasing difficulties in recruiting new independent directors and/or retaining continuing directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED 2000 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.  UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR THE ADOPTION OF THE AMENDED AND RESTATED 2000 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

Summary Description of the Amended and Restated 2000 Non-Employee Directors Stock Option Plan

The amended and restated Non-Employee Director Plan is attached to this Proxy Statement as an Appendix.  Under the current Non-Employee Director Plan - that is, prior to the amended and restated Non-Employee Director Plan becoming effective - 45,000 shares of our Common Stock are reserved for issuance.  However, upon the amended and restated Non-Employee Director Plan becoming effective, 300,000 shares of our Common Stock shall be reserved for issuance.

Upon the amended and restated Non-Employee Director Plan becoming effective, each non-employee director who is elected or appointed to the Board after February 24, 2004, shall receive an initial grant of options to purchase 15,000 shares of our Common Stock at an exercise price equal to the fair market value of the common stock as of the date of his or her election or appointment.  For each non-employee director already serving on the Board as of February 24, 2004, he or she received a grant of options on February 24, 2004, to purchase 7,500 shares of our Common Stock at an exercise price equal to the fair market value of the common stock as of February 24, 2004, unless the non-employee director was provided a special initial grant greater than 7,500 shares.  Thereafter, commencing in 2005, each non-employee director shall receive a grant of options on his or her Board anniversary date to purchase up to 7,500 shares of Common Stock at an exercise price equal to the fair market value of the common stock as of such anniversary date.

With respect to directors serving on committees and upon the amendment and restatement of the Non-Employee Director Plan becoming effective, each non-employee director who, on or after February 24, 2004, is elected or appointed as, or was already, a member of the Audit, Compensation and/or the Nominating Committee, shall receive a grant of options to purchase 3,500 shares of our Common Stock at an exercise price equal to the fair market value of the common stock as of February 24, 2004, if already so serving on any such committee, or as of any later date applicable when first becoming a member of any such committee.

Option grants shall vest as the Board shall determine from time-to-time.  The current vesting schedules established by the Board are as follows:  (i) for an initial grant of options to purchase 15,000 shares pertaining to directors elected or appointed to the Board after February 24, 2004 - 50% of the options vest immediately upon the grant date, with the remaining 50% vesting one year later, provided that the director has attended at least 60% of the Board meetings held during the interim period; (ii) for the grant of options to purchase 7,500 shares pertaining to directors already serving on the Board as of February 24, 2004, -  100% of the options vest as of February 24, 2005, provided that the director has attended at least 60% of the Board meetings held during the interim period; (iii) commencing in 2005, for any annual grant of options to purchase 7,500 shares pertaining to directors who reach their Board anniversary date -  100% of the options vest one year after the anniversary date, provided that the director has attended at least 60% of the Board meetings held during the interim period; and (iv) for the grant of options to purchase 3,500 shares pertaining to directors who, on or after February 24, 2004, are elected or appointed as, or were already, a member of the Audit, Compensation and/or the Nominating Committees - 100 % of the options vest one year after the applicable committee anniversary date, provided that the director has attended at least 60% of the applicable committee meetings held during the interim period.

PROPOSAL 4

ADOPTION OF AMENDED AND RESTATED
2000 STOCK OPTION PLAN

The Company’s Board of Directors has approved an amendment to and restatement of the 2000 Stock Option Plan.  The primary purpose for amending and restating the 2000 Stock Option Plan is to replenish the plan with additional options that are authorized for issuance under the plan.  The only substantive revisions to the 2000 Stock Option Plan would be to Section 3, “Shares of Stock Subject to the Plan - Number of Available Shares” where, (i) the initial number of shares of common stock reserved for issuance under the plan would increase from 300,000 shares to 2,000,000 shares, and (ii) the maximum number of shares of common stock reserved for issuance under the plan would increase from 1,200,000 shares to 5,000,000 shares, after accounting for the five percent (5%) reload that is available each year immediately preceding December 31st.  The proposed increase in reserved shares as described herein is to provide the Company with the ability to provide key management and other personnel with the incentives necessary to retain such personnel and to recruit replacements should the need arise in the future.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED 2000 STOCK OPTION PLAN.  UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR THE ADOPTION OF THE AMENDED AND RESTATED 2000 STOCK OPTION PLAN.

The amended and restated 2000 Stock Option Plan is attached to this Proxy Statement as an Appendix.  Option grants under the 2000 Stock Option Plan shall vest as the Board or its Compensation Committee shall determine from time-to-time.

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected the firm of Squar, Milner, Reehl & Williamson, LLP (“Squar Milner”), independent certified public accountants, to serve as auditors for the year ending December 31, 2004.  Squar Milner is registered with the Public Company Accounting Oversight Board (United States), which was established pursuant to the Sarbanes-Oxley Act of 2002.  Stockholder ratification of the Company’s independent public accountants is not required under Delaware law or under the Company’s Amended and Restated Certificate of Incorporation or its Amended and Restated By-Laws.  If the stockholders do not ratify the selection of Squar Milner as the Company’s independent public accountants for the year ending December 31, 2004, the Board of Directors will evaluate what would be in the best interests of the Company and its stockholders and consider whether to select new independent public accountants for the current year or whether to wait until the completion of the audit for the current year before changing independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFYING THE SELECTION OF SQUAR MILNER AS THE COMPANY’S INDEPENDENT ACCOUNTANTS.  UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR RATIFYING THE SELECTION OF SQUAR MILNER AS THE COMPANY’S INDEPENDENT ACCOUNTANTS.

PRINCIPAL ACCOUNTANTS’ FEES AND SERVICES

The following table presents fees for professional services rendered by Squar, Milner, Reehl & Williamson LLP (“Squar Milner”) for the annual audit of our consolidated financial statements as of and for the years ended December 31, 2003 and 2002 and fees billed for other services rendered by Squar Milner during such periods, including the 2001 re-audit performed in 2003:

	For the years ended December 31,
	2003	2002
	(in thousands)
Audit fees	$375	$200
Audit related fees	7	7
Tax fees	48	45
All other fees	31	—

Total fees	$461	$252

Fees of $175,000 were incurred by the Company for the 2001 re-audit

Audit related fees relate to the benefit plan audit.  The tax fees relate to the preparation of the Company’s income tax returns.  All other fees relate to special projects.

The Audit Committee has determined that the provision of services to us, other than audit services, is compatible with Squar Milner maintaining its independence from us.

COMPANY STOCK PRICE PERFORMANCE

The following performance graph assumes an investment of $100 on April 7, 2000, and compares the change to December 31, 2003, in the market prices of the Company’s Common Stock with a change to a broad market index (NASDAQ Stock Market - U.S.) and an industry index (Software & Services Index). The Company paid a cash dividend of $140,000 during the nine months ended December 31, 2000 and no dividends thereafter, the performance of the indexes is shown on a total return (dividend reinvestment) basis. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates.

COMPARISON OF 45 MONTH CUMULATIVE TOTAL RETURN*

AMONG ARTEMIS INTERNATIONAL SOLUTIONS CORP.,

THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE S & P APPLICATION SOFTWARE INDEX

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fourth quarter of 2003, the Company engaged Bengt Algevik to perform certain business consultancy functions for which he received consideration, including travel and other expenses, of approximately $200,000.  Mr. Algevik completed his assignment in May 2004.

At December 31, 2003 and 2002, the Company had no other receivables due from Proha and in 2001 had $0.2 million due from Proha, which owns approximately 80% of the Company’s outstanding common stock. At December 31, 2003 and 2002, the Company had other payables to Proha of $0.2 million and $0.1 million, respectively.

On March 1, 2004, the Company’s wholly-owned subsidiary in Finland, Artemis Finland Oy (“Artemis Finland”), entered into a loan agreement with a financial institution in the amount of approximately $3.1 million. The loan becomes due on March 1, 2006 and accrues interest at 0.5 percentage points above the 3-month Euribor rate per annum, which is payable on a quarterly basis. The loan is secured by cash collateral provided by Proha equal to the loan amount and a security interest in all of Artemis Finland’s property and assets.  Artemis and Proha have executed a letter of commitment, whereby Proha agreed to provide the Company sufficient advance notice of its intent to demand the return of its collateral from the financial institution to give the Company a minimum of 90 days to provide additional collateral, if necessary, or repay the loan.

There are several related party agreements in place between Artemis Finland and Proha or its subsidiaries and investees as further described below:

•                  During 2002, Artemis Finland incurred $309,000 in fees for certain business consulting, legal and accounting services provided by Proha. In 2001, Artemis Finland incurred a fee of $395,000 for management services provided by Proha.

•                  Additionally, Artemis Finland shares office space with Proha, for which Proha charges Artemis Finland a share of its office-related costs (“Office Allocation Charge”), such as rent, utilities, telecommunication costs, office maintenance and certain other business costs. The Office Allocation Charge was $341,000,  $290,000 and $167,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

•                  Accountor Oy, a provider of accounting and payroll services, which was owned by Proha (80.1%) and Artemis (19.9%) through November 2002 until its sale to an unrelated party, is providing certain bookkeeping, payroll and reporting services (“Service Charge”) to Artemis Finland.  The Service Charge was $80,000, $82,000 and $93,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

•                  Intellisoft Oy, an application service provider, which is owned by Proha (80.1%) and Artemis (19.9%), is providing certain application hosting and other services to Artemis Finland and its customers (“ASP Services Fee”). The ASP Services Fee was $254,000, $354,000 and $238,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

•                  Datamar Oy, a subsidiary of Proha (90%), is providing certain project management and programming services to Artemis Finland (“Management Programming Fee”). The Management Programming Fee charged to Artemis Finland was $229,000, $340,000 and $505,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

•                  Tesnet Group Oy (formerly Intellitest International Oy), a company partially owned by Proha (35%), provides certain software testing services to Artemis Finland (“Testing Services”).  These Testing Services were $225,000, $219,000 and $265,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

•                  Artemis Finland is a distributor of software products provided by Safran Software Solutions AS (“Safran”), a Norwegian company wholly owned by Proha. The royalty paid by Artemis Finland to Safran was $47,000, $129,000 and $0 for the years ended December 31, 2003, 2002 and 2001, respectively.

•                  Artemis Finland has provided certain software development services to ProCountor International Oy (“ProCountor”), a company majority owned by Proha (63%). Artemis Finland has charged $0, $17,000 and $0 to ProCountor for such software development services for the years ended December 31, 2003, 2002, and 2001, respectively. ProCountor has also provided certain software development services to Artemis Finland Oy during 2003 and charged a fee for use of a web-based travel and expense claims program of $11,000 for the year ended December 2003.

•                  Artemis Finland cooperated with Futura One Oy, a company majority owned by Proha (51%). Artemis Finland has charged $0, $17,000 and $26,000 to Futura One for software development services for the years ended December 31,2003, 2002 and 2001, respectively. Artemis Finland has also charged $2,000 to Futura One for accounting services for the year ended December 31, 2003.

OTHER BUSINESS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any matter not mentioned herein is properly brought before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K/A FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SEC, WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, ARTEMIS INTERNATIONAL SOLUTIONS, 4041 MACARTHUR BOULEVARD, SUITE 401, NEWPORT BEACH, CALIFORNIA 92660.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Stockholders who may wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2005 Annual Meeting of Stockholders must submit such proposals in writing to the Secretary at the address shown at the top of page one. To be properly considered at the 2005 Annual Meeting of Stockholders, notice of any stockholder proposals must be given to the Company’s Secretary in writing not less than 90 nor more than 120 days prior to November 30, 2005.  A stockholder’s notice to the Secretary must set forth for each matter proposed to be brought before the 2005 Annual Meeting: (a) a brief description of the matter the stockholder proposes to bring before the Annual Meeting and the reason for addressing the matter at the Annual Meeting; (b) the name and home address of the stockholder proposing such business; (c) the class and number of shares of Common Stock beneficially owned by such stockholder; and (d) any material interest of such stockholder in such business.

By Order of the Board of Directors

Patrick Ternier

President & Chief Executive Officer

Newport Beach, California

November 5, 2004

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION

Compensation Committee Charter

Purpose

The purpose of the Compensation Committee (the ‘‘Committee’’) of the Board of Directors (the ‘‘Board’’) of Artemis International Solutions Corporation (the ‘‘Corporation’’) is to discharge the responsibilities of the Board relating to compensation of the Corporation’s officers, to oversee the evaluation of the Chief Executive Officer and other members of management, to oversee the administration of the Corporation’s executive compensation plans and to produce an annual report on executive compensation for inclusion in the Corporation’s proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission (‘‘SEC’’); and shall have such other powers and perform such other duties as the Board may from time to time delegate to it in accordance with Article III, Section 3.10 of the By-Laws of the Corporation.

Duties and Responsibilities

1.               Review and make recommendations to the Board with respect to executive compensation and executive retirement plans.  Executive compensation plans include cash and/or equity payments earned in the short term and/or long term.

2.               Annually, review and approve performance goals and objectives with respect to the compensation of the Chief Executive Officer and all other officers consistent with approved compensation plans.

3.               Annually, oversee the performance evaluation of the Chief Executive Officer and all other officers against approved goals and objectives.

4.               Based on the evaluation, set the compensation of the Chief Executive Officer and all other officers (including annual base salary level, annual incentive level, long-term Incentive level and any special or supplemental benefits).

5.               Review and approve employment, severance, change-in-control, termination and retirement arrangements for all officers.

6.               Consult with the Chief Executive Officer and advise the Board with respect to senior management succession planning.

7.               Sole authority to retain and terminate the consulting firms engaged to assist the Committee in the evaluation of the compensation of the Chief Executive Officer and senior management. The Committee may also conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and may retain, at the Corporation’s expense, such independent counsel or other advisers as it deems necessary.

8.               Administer and interpret executive compensation plans to the extent required by the terms of such plans.

9.               In consultation with senior management of the Corporation, oversee regulatory compliance with respect to compensation matters, including overseeing the Corporation’s policies on structuring compensation programs to preserve tax deductibility and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

10. Prepare the executive compensation report from the compensation committee required by the rules of the SEC to be included in the Corporation’s annual proxy statement.

11. The Committee shall annually conduct an evaluation of its own performance and, in light of this, consider changes in its membership, charter or procedures. The Committee shall report to the Board the results of its evaluation, including recommended charter, membership and other changes.

Composition and Qualifications

The Committee shall be comprised of three or more directors, the exact number to be determined from time to time by resolution of the Board. Each member of the Committee shall be ‘‘independent’’ as required by NASD listing standards and any other legal requirements as shall from time to time be in effect. The Board of Directors shall, in the exercise of business judgment, determine the ‘‘independence’’ of directors for this purpose.

Members of the Committee shall also qualify as ‘‘non-employee directors’’ within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and ‘‘outside directors’’ within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Chairman of the Committee shall be designated by a majority vote of the entire Board.

Members of the Committee shall be designated annually by a majority of vote of the entire Board (after considering any recommendations of the Corporate Governance Committee) at the organizational meeting of the Board of Directors held in connection with the annual meeting of shareholders.

In selecting the members of the Committee from time to time, the Board shall consider the following qualifications for membership: prior service on the Committee or a compensation committee of another public company or service with a public company which involved executive compensation matters.

The Chairman of the Committee is responsible for the orientation of new members regarding compensation matters.

The Committee shall be fully independent, accountable, and vigorous in taking primary responsibility for all aspects of executive compensation including employment, retention, and severance agreements.

Structure and Operation

1.               Two members of the Committee shall constitute a quorum. When more than two members are present, the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee, and when only two members are present, the unanimous vote of the two members shall constitute the act of the Committee.

2.               The Committee may form and delegate authority to subcommittees when appropriate.

3.               Such person as may be designated by the Chairman of the Committee shall act as secretary and keep the minutes of all meetings of the Committee.

4.               The Committee shall meet in person or telephonically, at least three times a year at such times and places determined by the Chairman of the Committee, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its Chairman.

5.               The Committee shall meet in executive session without the presence of any members of management as often as it deems appropriate.

6.               The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

7.               The Chairman of the Committee shall report to the Board at each meeting of the Board the deliberations, actions and recommendations of the Committee since the last Board meeting

8.               Except as expressly provided in this Charter, the By-laws of the Corporation or the Corporation’s Corporate Governance Guidelines, or as required by law, regulations or NASD listing standards, the Committee shall establish its own rules of procedure.

CHARTER
OF THE AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS OF ARTEMIS INTERNATIONAL SOLUTIONS
CORPORATION (F/K/A OPUS360 CORPORATION)
AS ADOPTED BY THE BOARD
ON MARCH 16, 2000

ARTICLE I

AUTHORITY

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Artemis International Solutions Corporation (f/k/a Opus360 Corporation) (the “Corporation”) is established pursuant to Section 3.10 of the Corporation’s Amended Bylaws and Section 141(c) of the Delaware General Corporation Law.  The Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board.  The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or at such other time as may be determined by the Board.  The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman.  The presence in person or by telephone of a majority of the Committee’s members shall constitute a quorum for any meeting of the Committee.  All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

ARTICLE II

PURPOSE OF THE COMMITTEE

The Committee’s purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Corporation and its subsidiaries.

The Committee shall oversee the audit efforts of the Corporation’s independent accountants and Internal auditors, if any, and, in that regard, shall take such actions as it may deem necessary to satisfy itself that the Corporation’s auditors are independent of management.  It is the objective of the Committee to maintain free and open means of communications among the Board, the independent accountants, the internal auditors, if any, and the financial and senior management of the Corporation.

ARTICLE III

COMPOSITION OF THE COMMITTEE

(a)                                  Each member of the Committee shall be an “independent” director within the meaning of the Nasdaq rules and, as such, shall be free from any relationship, which in the opinion of the Board, may interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director and as a member of the Committee.  Notwithstanding the foregoing, as permitted by the rules of the Nasdaq, under exceptional and limited circumstances, one director who does not meet certain of the criteria for “independent director” may be appointed to the Committee if the Board determines in its business judgement that membership on the Committee by such person is required by the best interests of the Corporation and its stockholders and the Corporation discloses in the next annual proxy statement, subsequent to the determination, the nature of such person’s relationship and the reasons for the Board’s determination.  All members of the Committee shall be financially literate at the time of their election to the Committee or shall become financially literate within a reasonable period of time after their appointment to the Committee.  “Financial literacy” shall be determined by the Board in the exercise of its business judgment, and shall include an ability to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.  At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or senior officer with financial oversight responsibilities, as such qualification may be determined in the business judgment of the Board.  Committee members, if they or the Board deem it appropriate, may enhance their understanding of finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant or firm.

(b)                                 At such times as may be required by the rules of the Nasdaq, the Committee shall ensure that the Corporation provides the Nasdaq with written confirmation regarding:

(i)                                     Any determination that the Board has made regarding the independence of the Committee members;

(ii)                                  The financial literacy of the Committee members;

(iii)                               The determination that at least one of the Committee members has accounting or related financial management expertise;

(iv)                              The annual review and reassessment of the adequacy of the Committee’s charter; and

(v)                                 Such other matters as may be required by the rules of the Nasdaq.

ARTICLE IV
MEETINGS OF THE COMMITTEE

The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities.  As part of its purpose to foster open communications, the Committee shall meet at least annually with management, the head of the internal auditing department, if any, and the Corporation’s independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believe should be discussed privately.  In addition, the Committee (or the Chairman) will meet or confer with the independent accountants and management quarterly to review the Corporation’s periodic financial statements prior to their filing with the Securities and Exchange Commission (“SEC”) if practical.  The Chairman should work with the Chief Financial Officer and management to establish the agendas for Committee meetings.  The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.  The Committee shall maintain minutes of its meetings and records relating to the Committee’s activities and provide copies of such meetings and records to the Board.

ARTICLE V

DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions.  The Committee should review and reassess annually the adequacy of the Committee’s charter.  The charter must specify: (1) the scope of the Committee’s responsibilities and how it carries out those responsibilities, including structure, process and membership requirements, (2) the ultimate accountability of the Corporation’s independent auditors to the Board and the Committee, (3) the responsibility of the Committee and the Board for the selection, evaluation and, where appropriate, replacement of the Corporation’s independent auditors, and (4) that the Committee is responsible for ensuring that the Corporation’s independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standard No. 1, and that the Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Board take appropriate action to oversee the independence of the independent auditors.

While there is no “blueprint” to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Committee:

5.1                               Selection and Evaluation of Auditors.

(a)                                  Make recommendations to the Board as to the selection of the firm of independent public accountants to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

(b)                                 Review and approve the Corporation’s independent auditor’s annual engagement letter, including the proposed fees contained therein;

(c)                                  Review the performance of the Corporation’s independent auditors and make recommendations to the Board regarding the replacement or termination of the independent auditors when circumstances warrant;

(d)                                 Oversee the independence of the Corporation’s independent auditors by, among other things:

(i)                                     requiring the independent auditors to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Corporation; and

(ii)                                  actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that my impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action to satisfy itself of the auditors’ independence; and

(e)                                  Instruct the Corporation’s independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection (subject to shareholder approval if determined by the Board), evaluation and termination of the Corporation’s independent auditors.

5.2                               Oversight of Annual Audit and Quarterly Reviews.

(a)                                  Review and accept, if appropriate, the annual audit plan of the Corporation’s independent auditors, including the scope of audit activities, and monitor such plan’s progress and results during the year;

(b)                                 Confirm through private discussions with the Corporation’s independent auditors and the Corporation’s management that no restrictions are being placed on the scope of the independent auditors’ work;

(c)                                  Review the results of the year-end audit of the Corporation, including (as applicable):

(i)                                     the audit report, the published financial statements, the management representation letter, the “Memorandum Regarding Accounting Procedures and Internal Control” or similar memorandum prepared by the Corporation’s independent auditors, and other pertinent reports and management’s responses concerning such memoranda or reports;

(ii)                                  consider the independent auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied to financial reporting;

(iii)                               the methods used to account for significant unusual transactions;

(iv)                              the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

(v)                                 management’s process for formulating sensitive accounting estimates and the reasonableness of these estimates;

(vi)                              significant recorded and unrecorded audit adjustments and the reasons therefor;

(vii)                           any disagreements and any other material accounting issues among management, the Corporation’s internal auditing department and the independent auditors; and

(viii)                        other matters required to be communicated to the Committee under generally accepted auditing standards, as amended, by the independent auditors;

(d)                                 Review with management and the Corporation’s independent auditors such accounting policies (and changes therein) of the Corporation, including any financial reporting issues which could have a material impact on the Corporation’s financial statements, as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body; and

(e)                                  Confirm that the Corporation’s interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Corporation’s independent auditors.

5.3                               Oversight of Financial Reporting Process and Internal Controls.

(a)                                  Discuss the adequacy and effectiveness of the Corporation’s accounting and internal control policies and procedures with the Corporation’s independent auditors and management of the Corporation;

(b)                                 Discuss with management the Corporation’s operational and accounting internal controls, including controls and security of the computerized information systems, and consider whether the Corporation is operating in accordance with its prescribed policies, procedures and codes of conduct;

(c)                                  Review with management and the independent auditors any reportable conditions and material weaknesses, as defined by the American Institute of Certified Public Accountants, affecting internal control;

(d)                                 Receive periodic reports from the Corporation’s independent auditors and management of the Corporation to assess the impact on the Corporation of significant accounting or financial reporting developments proposed by the Financial Accounting Standards Board or the SEC or other regulatory body, or any other significant accounting or financial reporting related matters that may have a bearing on the Corporation; and

(e)                                  Discuss any significant changes to the Corporation’s accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61 as part of the independent auditors quarterly review.  The Chairman of the Committee may represent the entire Audit Committee for purposes of this review.

5.4                               Internal Audit Department.

(a)                                  Review the budget, plan, changes in plan ,activities, organizational structure, and qualifications of the internal audit department, if any, as needed;

(b)                                 Review the appointment, performance, and replacement of the senior internal audit executive, if any; and

(c)                                  Review significant reports prepared by the internal audit department, if any, together with management’s response and follow-up to these reports.

5.5                               Other Matters.

(a)                                  Meet annually with the general counsel, if any, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation;

(b)                                 Prepare a report to be included in each annual proxy statement (or, if not previously provided during the fiscal year, any other proxy statement or consent statement relating to the election of directors) of the Corporation commencing after December 15, 2000 which states, among other things, whether:

(i)                                     the Committee has reviewed and discussed with management the audited financial statements to be included in the Corporation’s Annual Report on Form 10-K;

(ii)                                  the Committee has discussed with the Corporation’s independent auditors the matters that the auditors are required to discuss with the Committee by Statements on Auditing Standard No. 61 (as it may be modified or supplemented);

(iii)                               the Committee has received the written disclosures and the letter from the Corporation’s independent auditors required by Independence Standards Board Standard No. l, as may be modified or supplemented, and has discussed with the independent auditors their independence; and

(iv)                              based on the review and discussions described in subsections (i), (ii) and (iii) above, the Committee has recommended to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC;

(c)                                  Review the Corporation’s policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the Corporation and members of management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets.  The Committee shall consider the results of any review of these policies and procedures by the Corporation’s independent auditors;

(d)                                 Review the Corporation’s program to monitor compliance with the Corporation’s Statement of Policy Concerning Trading Policies, Conflicts of Interest and Other Matters dated March     , 2000 (the “Statement of Policy”), and meet periodically with the Corporation’s compliance officer to discuss compliance with the Statement of Policy;

(e)                                  Obtain from the independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934, as amended;

(f)                                    Periodically perform self-assessment of Committee performance;

(g)                                 Review the Corporation’s financial and accounting personnel succession planning;

(h)                                 Annually review policies and procedures as well as audit results associated with directors’ and officers expense accounts and perquisites.  Annually review a summary of director and officers’ related party transactions and potential conflicts of interest;

(i)                                     Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose; and

(j)                                     Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

5.6                               With respect to the duties and responsibilities listed above, the Committee should:

(a)                                  Report regularly to the Board on its activities, as appropriate;

(b)                                 Exercise reasonable diligence in gathering and considering all material information;

(c)                                  Understand and weigh alternative courses of action that may be available;

(d)                                 Focus on weighing the benefit versus harm to the Corporation and its stockholders when considering alternative recommendations or courses of action;

(e)                                  If the Committee deems it appropriate, secure independent expert advice and understand the expert’s findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

(f)                                    Provide management, the Corporation’s independent auditors and internal auditors, if any, with appropriate opportunities to meet privately with the Committee.

*                                         *                                         *

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Similarly, it is not the responsibility of the Committee to make the final determinations with respect to disagreements, if any, between management and the independent auditors or to ensure that the Corporation complies with all laws and regulations and its Statement of Policy.

*****************

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION

2000 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

(As Adopted By the Board of Directors on March 16, 2000
and amended and restated as of November 30, 2004)

1.              PURPOSE OF THIS PLAN.

The purpose of this ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION 2000 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN (this “Plan”) is to further promote the success of ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION, a Delaware corporation (the “Company”), by encouraging the attraction and retention of Non-Employee Directors (as defined in Section 4) of the Company.  This Plan seeks to achieve this purpose by providing for automatic, non-discretionary grants of options (collectively, the “Options”) to Non-Employee Directors upon the terms and conditions set forth herein.  All Options granted under this Plan shall be non-qualified stock options (each, a “NSO”) not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.              ADMINISTRATION OF THIS PLAN.

(a)                                  Board of Directors.  This Plan shall be administered by the Board of Directors of the Company (the “Board”).

(b)                                 Powers of the Board.  Except as otherwise expressly provided in this Plan, the Board shall have all powers with respect to the administration of this Plan, including, without limitation, full power and authority to (i) to determine, upon review of relevant information and in accordance with Section 6(b) of this Plan, the fair market value of the Common Stock, (ii) to interpret the provisions of this Plan, any Option Agreement (as defined in Section 5(c)) and any other agreement or document executed pursuant to this Plan, (iii) resolve all questions arising under this Plan, any Option Agreement and any other such agreement or plan, (iv) correct any defect, supply any omission or reconcile any inconsistency in or among this Plan, any Option or any Option Agreement, (v) grant waivers of Plan or Option conditions, and (vi) make all other determinations necessary or advisable for the administration of this Plan.  All decisions of the Board shall be conclusive and binding on all participants in this Plan.

3.              SHARES OF STOCK SUBJECT TO THIS PLAN.

(a)                                  Number of Available Shares.  Subject to the provisions of Section 9 (relating to adjustments upon changes in capital structure and other corporate transactions) and the further provisions of this Section 3(a), the number of shares of Common Stock available at any one time for issuance upon the exercise of Options granted under this Plan shall not exceed 300,000 shares of Common Stock (without making any adjustment under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring after the date of the most current amendment and restatement of the Plan).  If, and to the extent that, (i) Options granted under this

Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under this Plan for the shares of Common Stock constituting the unexercised portion of such terminated, expired or canceled Options, and (ii) any shares of Common Stock issued upon the exercise of Options granted under this Plan are forfeited to or repurchased by the Company, new Options may be granted under this Plan for up to an equivalent number of shares of Common Stock (but, in the case of any such repurchased share, only if such share is repurchased for consideration not greater than the purchase price for such share specified in the applicable Option).

(b)                                 Character of Shares.  The shares of Common Stock issuable upon the exercise of an Option granted under this Plan shall be (i) authorized but unissued shares of Common Stock, (ii) shares of Common Stock held in the Company’s treasury or (iii) a combination of the foregoing.

(c)                                  Reservation of Shares. The number of shares of Common Stock reserved for issuance under this Plan shall at no time be less than the maximum number of shares of Common Stock that may be purchased at any time pursuant to outstanding Options.

4.              ELIGIBILITY.

An Option shall be granted pursuant to Section 5 of this Plan only to each director of the Company (each, a “Non-Employee Director”) who, as of the date of the grant of such Option pursuant to such Section, is not an employee of the Company or any of its Subsidiaries (as defined below) and has not been such an employee at any time during the 12-month period immediately prior to such date.  For purposes of this Plan, the term “Subsidiary” means “Subsidiary Corporation” as defined in Section 424(f) of the Code.

5.              GRANT OF OPTIONS.

(a)                                  Automatic, Nondiscretionary Grants. Subject to the provisions of Section 5(b) and the other terms and conditions set forth in this Plan, all grants of Options hereunder shall be automatic and nondiscretionary and shall be made to Non-Employee Directors (each, an “Optionee” and collectively, the “Optionees”) as follows:

(i)                                     Each person who is elected or appointed a director of the Corporation for the first time starting February 24, 2004, whether by reason of his or her election or appointment to such position by the stockholders of the Company or the Board, and who qualifies as a Non-Employee Director on the date of such election or appointment (after giving effect to such election or appointment) shall be automatically granted an Option pursuant to this Section 5(a) on the date of such election or appointment to purchase up to 15,000 shares of Common Stock (without making any adjustment under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring after the date of the most current amendment and restatement of the Plan).

(ii)                                  In 2004, each Non-Employee Director who was elected or appointed to the position of director of the Company prior to February 24, 2004, shall be granted an Option pursuant to this Section 5(a) on February 24, 2004, to purchase up to 7,500 shares of Common Stock (without making any adjustment under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring on or prior to the date of this restatement); provided, however, (i) that with respect to any Board member in 2004 who may have been provided an initial grant of shares greater than 7,500 shares, he or she shall not receive any such grant.  Commencing in 2005, each Non-Employee Director shall be automatically granted an Option pursuant to this Section 5(a) on his or her Board anniversary date, to purchase up to 7,500 shares of Common Stock (without making any adjustment under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring after the date of the most current amendment and restatement of the Plan); provided, however, that any such Board anniversary date must be at least one year from the date that the director first joined the Board.

(iii)                               Each Non-Employee Director who, on or after February 24, 2004, is elected or appointed as, or was already, a member of the Audit, Compensation and/or a special committee (such as a Nominating Committee), shall be automatically granted pursuant to this Section 5(a) on February 24, 2004, or on any subsequent date when first so elected or appointed, an Option to purchase up to 3,500 shares of Common Stock (without making any adjustment under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring on or prior to the date of this restatement).  Each Non-Employee Director who continues to serve on any such committee upon his or her applicable committee anniversary date shall be automatically granted an Option pursuant to this Section 5(a) on such anniversary date to purchase up to 3,500 shares of Common Stock (without making any adjustment under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring after the date of the most current amendment and restatement of the Plan).

(b)                                 Reduction of Grants. Notwithstanding anything to the contrary contained in this Plan, if the grant on any single date of one or more Options pursuant to any provision of Section 5 (collectively, the “Additional Options”) would result in the number of shares of Common Stock issuable upon the exercise of outstanding Options granted under this Plan to exceed the aggregate number of shares of Common Stock available at any one time for issuance pursuant to Section 3(a) upon the exercise of Options granted under this Plan, then the number of shares of Common Stock subject to each such Additional Option shall be permanently reduced to such number which equals the quotient (rounded down to the nearest integer) obtained by dividing (i) the aggregate number of shares of Common Stock available at any one time for issuance pursuant Section 3(a) which are not already subject to issuance upon the exercise of outstanding Options (before giving effect to the grant of the Additional Options on such date), by (ii) the number of Additional Options to be granted on such date.  In such case, each Optionee to whom such an Additional Option was granted shall not be entitled to any additional Options under this Plan to take into account the reduction pursuant to this Section 5(b) in the number of shares of Common Stock subject to such Additional Option and any further grants of Options pursuant to Section 5 to Non-Employee Directors shall be deferred until such time, if any, as additional shares of Common Stock become available for issuance pursuant to Section 3(a).

(c)                                  Option Agreements. Each Option granted under this Plan shall be designated by the Board as a NSO.  In addition, each Option shall be evidenced by a written agreement (each, an “Option Agreement”) containing such terms and conditions and in such form, not inconsistent with this Plan, as the Board shall from time to time approve, in its discretion, provide.  Each Option Agreement shall be executed by the Company and the Optionee.

(d)                                 No Evidence of Continued Service.  Nothing contained in this Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of such Optionee’s service as a director of the Company or the nomination of such Optionee as a director of the Company or interfere in any way with any rights which such Optionee or the Company may have to terminate such Optionee’s service as a director of the Company at any time.

(e)                                  Date of Grant.  The date of grant of an Option under this Plan shall be the date specified in Section 5 for the grant of such Option.

6.              OPTION PRICE.

(a)                                  General. Subject to Section 5 and Section 9, the price (the “Option Price”) at which each share of Common Stock subject to an Option granted under this Plan (each, an “Option Share”) may be purchased shall be the Fair Market Value (as determined in accordance with Section 6(b)) of a share of Common Stock on the date of grant of such Option under this Plan.

(b)                                 Determination of Fair Market Value.  For purposes of this Plan, the “Fair Market Value” of a share of Common Stock, as of any date, shall be determined as follows:

(i)                                     if the Common Stock is a class of securities then listed or admitted to trading on any national securities exchange or traded on any national market system (including, but not limited to, The Nasdaq National Market), the closing sale price of the Common Stock on such date or, if no such sale takes place on such date, the average of the closing bid and ask prices for Common Stock on such date, in each case as officially reported on the principal national securities exchange or national market system on which such securities are then listed, admitted to trading or traded;

(ii)                                  if the Common Stock is not a class of securities then listed or admitted to trading on any national securities exchange or traded on any national market system, or else if no closing sale price or closing bid and ask prices thereof are then so reported by any such exchange or system, the average of the reported closing bid and ask prices for the Common Stock in the over-the-counter market on such date as shown by the NASD automated quotation system, or if the Common Stock is not a class of securities then quoted on such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company; and

(iii)                               if the Common Stock is not of a class of securities then listed or admitted to trading on any national securities exchange or traded on any national market system, or else if no closing sale price or closing bid and ask prices for the Common Stock are then so reported by such exchange or system, or else if no closing bid and ask prices for the Common Stock are then so quoted or published in the over-the-counter market, the fair value of such share of Common Stock on such date, which shall be determined in good faith by the Board.

7.              EXERCISABILITY OF OPTIONS.

(a)                                  Vesting of the Options.

(i)                                     Each Option granted under this Plan shall vest and become exercisable pursuant to the Option Agreement as shall be applicable consistent with Section 5(c) above.  Unless otherwise provided by the Board pursuant to Section 7(a)(iii), (i) only the vested portion of an Option granted under this Plan shall be exercisable as to any related Option Shares and (ii) an Optionee shall be vested as to any Option Shares issued upon the exercise of an Option granted to such Optionee under this Plan.

(ii)                                  Upon the occurrence of a Change of Control (as defined below), each Option granted under this Plan shall vest and become exercisable as to all of the unvested Option Shares covered thereby, so that such Option at such time shall become vested and exercisable as to all of the Option Shares covered thereby.

(iii)                               With respect to any Option, the Board may, at any time prior to the complete termination of such Option, accelerate the vesting and exercise date(s) of such Option (subject, in the sole discretion of the Board, to the continuation of the vesting of the related Option Shares) or continue the vesting and exercisability (whether before, on or after the date of Termination of the Optionee to whom such Option is granted) of all or a portion of such Option and/or the related Option Shares.

(iv)                              The Board may, in its discretion, amend any term or condition of an outstanding Option, provided (i) such term or condition as amended is permitted by this Plan and (ii) any such amendment shall be made only with the consent of the Optionee to whom the Option was granted, or in the event of the death of the Optionee, the Optionee’s Representatives (as defined in Section 10(d)), if the amendment is materially adverse to the Optionee.

(v)                                 For purposes of this Plan, the term “Change of Control” shall be deemed to have occurred upon the first to occur of any of the following events: (x) the consummation of the merger or consolidation of the Company with or into another entity, other than a merger or consolidation in which persons (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), who or which are the beneficial owners (within the meaning of Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company immediately prior to the consummation of such merger or consolidation representing more than 50% of the combined voting power of the securities of the Company entitled to vote generally in the election of directors of the Company, are the beneficial owners, directly or indirectly, of securities of the surviving or resulting entity immediately after the consummation of such merger or consolidation representing more than 50% of the combined voting power of the securities of such entity entitled to vote generally in the election of directors of such entity (or, in the absence of a board of directors, members of the equivalent governing body of such entity), (y) the consummation of the sale of all or substantially all of the assets of the Company (in one or a series of related transactions), other than to a wholly owned Subsidiary of the Company, or (z) a change in the composition of the Board during any 12-month period such that the directors of the Company who at the beginning of such period constituted the members of the Board (together with any new directors of the Company whose election by the Board or whose nomination for election by the stockholders of the Company has been approved by a majority of the members of the Board then still in office who either were members of the Board at the beginning of such period or whose election or nomination for election was previously so approved) cease to constitute a majority of the members of the Board.

(b)                                 Term of Option.  The unexercised portion of any Option granted under this Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

(i)                                     the ten-year anniversary of the date on which such Option is granted;

(ii)                                  the three-month anniversary of the date on which the Optionee to whom such Option was granted ceases to be a Non-Employee Director (such event, a “Termination”), unless such Termination occurs by reason of such Optionee’s death or Disability (as defined in subparagraph (iii) below) or is a Termination for Cause (as defined in subparagraph (iv) below); provided, however, that if such Optionee shall die after the date of Termination but before the three-month anniversary of such Optionee’s date of Termination, the unexercised portion of such Option shall automatically terminate and become null and void and be of no further force or effect upon the 12-month anniversary of such date of Termination;

(iii)                               the 12-month anniversary of the date of Termination of the Optionee to whom such Option was granted, if such Termination occurs by reason of such Optionee’s (x) death or (y) permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (a “Disability”);

(iv)                              the date of the Termination of the Optionee to whom such Option was granted, if such Termination is for “cause” (within the meaning of the General Corporation Law of the State of Delaware) (a “Termination for Cause”);

(v)                                 on the effective date of a Corporate Transaction (as defined in Section 9(b)) to which Section 9(b)(ii) (relating to assumptions and substitutions of Options) does not apply; provided, however, that an Optionee’s right to exercise any Option outstanding prior to such effective date shall in all events be suspended during the period beginning ten days prior to the proposed effective date of such Corporate Transaction and ending on either the actual effective date of such Corporate Transaction or upon receipt of notice from the Company that such Corporate Transaction will not in fact occur; and

(vi)                              except to the extent permitted by Section 10(d), the date on which such Option or any part thereof or right or privilege relating thereto is transferred (other than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee to whom such Option was granted.

8.              PROCEDURE FOR EXERCISE.

(a)                                  Payment. At the time an Option is granted under this Plan, the following forms of payment may be used by an Optionee (but only to the extent permitted by applicable law) upon exercise of his or her Option:

(i)                                     by cash (by wire transfer of immediately available funds to a bank account held by the Company designated by the Board or a personal or certified check payable to the Company);

(ii)                                  by surrender of shares of Common Stock which either (A) have been owned by the Optionee for more than six months and have been paid for within the meaning of Rule 144 under the Securities Act of 1933 (the “Securities Act”) (and, if such shares of Common Stock were purchased from the Company or any Subsidiary thereof by means of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by the Optionee in the public market (but, subject in any case, to the applicable limitations of Rule 16b-3 (“Rule 16b-3”) under Section 16 of the 1934 Act); or

(iii)                               a combination of the methods set forth in clauses (i) and (ii).

(b)                                 Notice.  An Optionee (or other person, as provided in Section 10(d)) may exercise an Option granted under this Plan in whole or in part, as provided in the Option Agreement evidencing his or her Option, by delivering a written notice (the “Notice”) to the Board (or such other person or entity designated by the Board from time to time).

(c)                                  Content of the Notice.  The Notice shall:

(i)                                     state that the Optionee elects to exercise the Option;

(ii)                                  state the number of shares with respect to which the Option is being exercised (the “Optioned Shares”);

(iii)                               state the method of payment for the Optioned Shares (which method must be available to the Optionee under the terms of his or her Option Agreement);

(iv)                              state the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option, be no later than 30 days from delivery of such Notice and be not otherwise prohibited under the terms of his or her Option Agreement);

(v)                                 include any representations and warranties of the Optionee required pursuant to Section 10(b);

(vi)                              if the Option is exercised pursuant to Section 10(d) by any person other than the Optionee, include evidence to the satisfaction of the Company (or such other person or entity designated by the Board from time to time) of the right of such person to exercise the Option; and

(vii)                           include such further provisions consistent with this Plan as the Board (or such other person or entity designated by the Board from time to time) may from time to time require.

(d)                                 Issuance of Stock Certificates.  The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10(d)) for the Optioned Shares with respect to which such Option is being exercised as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares.  Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 10(d) shall have any privileges as a stockholder of the Company with respect to any shares of stock subject to an Option granted under this Plan until the date of issuance of a stock certificate pursuant to this Section 8(d).

9.              ADJUSTMENTS.

(a)                                  Changes in Capital Structure.  Subject to Section 9(b), if after the Effective Date the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Board shall make such adjustments in the number and class of shares of stock with respect to which Options may be granted under this Plan as shall be equitable and appropriate in order to make such Options, as nearly as may be practicable, equivalent to such Options immediately prior to such change.  A corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change shall likewise be made.

(b)                                 Corporate Transactions.  The following rules shall apply in connection with the dissolution or liquidation of the Company, a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the capital stock or assets of the Company to another person or entity (a “Corporate Transaction”):

(i)                                     each holder of an Option outstanding at such time shall be given (A) written notice of such Corporate Transaction at least 20 days prior to its proposed effective date (as specified in such notice) and (B) an opportunity, during the period commencing with delivery of such notice and ending 10 days prior to such proposed effective date, to exercise the Option to the full extent to which such Option would have been exercisable by the Optionee at the expiration of such 20-day period; provided, however, that upon the occurrence of a merger or consolidation in which the Company is not the surviving corporation and the stockholders of the Company receive distributions of cash, securities or other property of a third party in complete exchange for their equity interests in the Company, or a sale of all of the capital stock or all or substantially all of the assets of the Company to another person or entity, under circumstances in which provision for assumption or substitution of options in accordance with Section 9(b)(ii) is not made, the vesting and exercise dates of all Options granted under this Plan shall accelerate and such Options shall become fully vested and exercisable with respect to all of the shares of Common Stock covered thereby, and if and to the extent not so exercised as provided in this Section 9(b)(i), such Options shall automatically terminate; and

(ii)                                  anything contained in this Plan to the contrary notwithstanding, Section 9(b)(i) shall not be applicable if provision shall be made in connection with such Corporate Transaction for the assumption of outstanding Options by, or the substitution for such Options of new options covering the stock of, the surviving, successor or purchasing entity, or an entity of which such surviving, successor or purchasing entity is a Subsidiary, or any Subsidiary thereof, with appropriate adjustments as to the number, kind and option prices of the stock subject to such options.

(c)                                  Special Rules.  The following rules shall apply in connection with Sections 9(a) and (b):

(i)                                     no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Sections 9(a) or (b) shall be eliminated without any consideration due to any Optionees;

(ii)                                  no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of Common Stock or other securities; and

(iii)                               any adjustments referred to in Sections 9(a) or (b) shall be made by the Board in its sole discretion and shall be conclusive and binding on all persons holding Options granted under this Plan.

10.       RESTRICTIONS ON OPTIONS AND OPTIONED SHARES.

(a)                                  Compliance With Securities Laws. No Options shall be granted under this Plan, and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under this Plan, unless and until the Company and/or the Optionees to whom such Options shall be granted shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.  The Company may delay the issuance of shares of Common Stock upon the exercise of Options granted under this Plan until completion of any action or the receipt of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or “blue sky” laws).

(b)                                 Representations and Warranties.  The Board in its discretion may, as a condition to the exercise of any Option granted under this Plan, require the Optionee to whom such Option shall be granted (i) to represent and warranty in writing that the shares of Common Stock to be received upon exercise of such Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by the Company.

(c)                                  Legends.  Each certificate issued by the Company (or its transfer agent) that represents shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act shall, unless otherwise directed by the Board, be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any other legends and other restrictions as the Board may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities laws, or any rules, regulations and other requirements of the promulgated by the Securities and Exchange Commission or any securities exchange or automated quotation system on which such the Common Stock may be listed, admitted for trading or traded, or any applicable agreement):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”).  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.”

(d)                                 Nonassignability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution.  An Option may be exercised during the lifetime of the Optionee only by the Optionee.  If an Optionee dies, his or her Option shall thereafter be exercisable during the period specified in Section 7(b)(ii) or (iii), as applicable, by his or her executors or administrators (collectively, the “Representatives”) to the full extent to which such Option was exercisable by the Optionee at the time of his or her death.

11.       ADOPTION AND STOCKHOLDER APPROVAL.

This Plan shall become effective on the date (the “Effective Date”) which is the later of (i) the date of its adoption by the Board and (ii) the first date on which price quotations for the Common Stock are reported on the national securities exchange or national market system on which the Common Stock shall first be listed, admitted to trading or traded.  This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within 12 months after the Effective Date.  Upon the Effective Date, the Board may grant Options pursuant to this Plan; provided, however, that (i) no Option may be exercised prior to initial stockholder approval of this Plan, (ii) no Option granted pursuant to an increase in the number of shares of Common Stock available under this Plan by the Board’s amendment of this Plan may be exercised prior to the time such increase has been approved by the stockholders of the Company, consistent with applicable laws; (iii) in the event that initial stockholder approval of this Plan is not obtained within the time period provided herein, all Options granted under this Plan shall be canceled; and (iv) in the event that stockholder approval of any increase in the number of shares of Common Stock available under this Plan is not obtained within the time period provided herein, all Options granted under this Plan pursuant to such increase shall be canceled.

12.       EXPIRATION AND TERMINATION OF THIS PLAN.

Except with respect to Options then outstanding, this Plan shall expire on the first to occur of (i) the tenth anniversary of the date on which this Plan is first adopted by the Board, (ii) the tenth anniversary of the date on which this Plan is first approved by the stockholders of the Company in accordance with applicable laws and (iii) the date as of which the Board, in its sole discretion, determines that this Plan shall terminate (the “Expiration Date”).  Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.

13.       AMENDMENT OF THIS PLAN.

This Plan may be amended by the stockholders of the Company.  This Plan may also be amended by the Board.  Any modification or amendment of this Plan shall not, without the consent of an Optionee, adversely affect his or her rights under an Option previously granted to him or her.  With the consent of the Optionee affected, the Board may amend such Optionee’s outstanding Option Agreements in a manner which may be materially adverse to such Optionee but which is not inconsistent with this Plan.  In the discretion of the Board, outstanding Option Agreements may be amended by the Board in a manner that is not materially adverse to the Optionee.

14.       CAPTIONS.

The use of captions in this Plan is for convenience.  The captions are not intended to provide substantive rights or to affect the construction or interpretation of the provisions of this Plan.

15.       WITHHOLDING TAXES.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Optionee’s remuneration in connection with the exercise of an Option, the Company may withhold from such Optionee’s remuneration, or may require the Optionee to advance in cash to the Company, the amount of such withholdings, unless a different withholding arrangement is authorized by the Board; provided, however, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3.  The Board may condition the transfer of any shares of Common Stock or the removal of any restrictions on any Option on the satisfaction by the Optionee of the foregoing withholding obligations.

16.       NUMBER AND GENDER.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

17.       NONEXCLUSIVITY OF THIS PLAN.

Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan shall be construed as creating any limitations on the power of the Board or the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally available or applicable only in specific cases.

18.       GOVERNING LAW.

The validity and construction of this Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Delaware without regard to conflict of laws provisions thereunder.

*  *  *  *  *

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION

2000 STOCK OPTION PLAN

(As Adopted By the Board of Directors on March 16, 2000
and amended and restated as of October 18, 2001 and November 30,2004)

1.  PURPOSE OF THIS PLAN.

The purpose of this ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION 2000 STOCK OPTION PLAN (this “Plan”) is (i) to further the growth and success of ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION, a Delaware corporation (the “Company”), by enabling directors, officers and employees of, advisors to, and independent consultants or independent contractors to, the Company or its Subsidiaries to acquire shares of the Common Stock, par value $.001 per share, of the Company (the “Common Stock”), thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and its Subsidiaries.  Options granted under this Plan may be either “incentive stock options” (“ISOs”), intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options (“NSOs”).  Unless the context otherwise requires, any ISO or NSO shall hereinafter be referred to as an “Option.”  For purposes of this Plan, the term “Subsidiary” means “Subsidiary Corporation” as defined in Section 424(f) of the Code.

2.  ADMINISTRATION OF THIS PLAN.

(a)                                  Compensation Committee.  This Plan shall be administered by the Board of Directors of the Company (the “Board”) or the Compensation Committee of the Board (the “Committee”) consisting of such number of persons appointed to such Committee from time to time by the Board; provided, however, that following the date on which Common Stock is registered under the Securities and Exchange Act of 1934, as amended (the “1934 Act”), in order to permit officers and directors of the Company to be exempt from the provisions of Section 16(b) of the 1934 Act with respect to transactions pursuant to this Plan, each person appointed to the Committee, at the effective date of his or her appointment to the Committee, shall, to the extent such a person exists, be a “Non-Employee Director” within the meaning of Rule 16b-3 (“Rule 16b-3”) promulgated by the Securities and Exchange Commission (the “SEC”) under the 1934 Act.  The members of the Committee may be removed at any time either with or without cause by the Board.  Any vacancy on the Committee, whether due to action of the Board or any other cause, shall be filled by the Board.  The term “Committee” shall, for all purposes of this Plan, other than this Section 2, be deemed to refer to the Board if the Board is administering this Plan.

(b)                                 Procedures.  If this Plan is administered by the Committee, the Committee shall from time to time select a Chairman from among the members of the Committee.  The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of this Plan.  A majority of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee (but only to the extent permitted by applicable law and the applicable rules and regulations of the principal national securities exchange or national market system (if any) on which the Common Stock is a class of securities then listed or admitted for trading), shall be the actions of the Committee; provided, however, that if the Committee consists of only two members, both shall be required to constitute a quorum and to act at a meeting or to approve actions in writing.

(c)                                  Interpretation.  Except as otherwise expressly provided in this Plan, the Committee shall have all powers with respect to the administration of this Plan, including, without limitation, full power and authority to (i) interpret the provisions of this Plan, any Option Agreement (as defined in Section 5(b)) and any other agreement or document executed pursuant to this Plan, (ii) resolve all questions arising under this Plan, any Option Agreement and any other such agreement or plan, (iii) correct any defect, supply any omission or reconcile any inconsistency in or among the Plan, any Option or any Option Agreement, (iv) grant waivers of Plan or Option conditions and (v) make all other determinations necessary or advisable for the administration of this Plan.  All decisions of the Board or the Committee, as the case may be, shall be conclusive and binding on all participants in this Plan.

3.  SHARES OF STOCK SUBJECT TO THE PLAN.

(a)                                  Number of Available Shares.  Subject to the provisions of Section 9 (relating to adjustments upon changes in capital structure and other corporate transactions) and the further provisions of this Section 3(a), the number of shares of Common Stock available at any one time for issuance upon the exercise of Options granted under this Plan shall not exceed 2,000,000 shares of Common Stock (before making any applicable adjustments under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring after the date of the most current amendment and restatement of the Plan).  In addition, (i) any shares of Common Stock available for issuance under the Company’s 1998 Stock Option Plan (the “1998 Plan”) which are not subject to issuance upon the exercise of outstanding options or stock purchase rights granted under the 1998 Plan on or prior to the Effective Date (the “1998 Plan Awards”), shall no longer be available for issuance under the 1998 Plan, but shall be available for issuance under this Plan as reflected herein, (ii) any shares of Common Stock constituting the unexercised portion of any 1998 Plan Awards which terminate, expire or are canceled on or after the Effective Date without having been fully exercised, shall no longer be available for issuance under the 1998 Plan, but shall be available for issuance under this Plan as reflected herein, and (iii) any shares of Common Stock issued under 1998 Plan Awards and forfeited to or repurchased by the Company on or after the Effective Date shall no longer be available for issuance under the 1998 Plan, but shall be available for issuance under this Plan as reflected herein (but, in the case of any such repurchased share, only if such share is repurchased for consideration not greater than the purchase price for such share specified in the applicable 1998 Plan Award).  In addition, on each January 1, the number of shares of Common Stock which may be available for issuance upon the exercise of Options granted under this Plan shall be increased automatically by that number of shares of Common Stock equal to five percent (5%) of the total number of outstanding shares of Common Stock determined as of the immediately preceding December 31; provided, however, that in no event shall more than 5,000,000 shares (before making any applicable adjustments under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring after the date of the most current amendment and restatement of the Plan) of Common Stock be issued in the aggregate upon the exercise of ISOs granted under this Plan.  If, and to the extent that, (i) Options granted under this Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under this Plan for the shares of Common Stock constituting the unexercised portion of such terminated, expired or canceled Options, and (ii) any shares of Common Stock issued upon the exercise of Options granted under this Plan are forfeited to or repurchased by the Company, new Options may be granted under this Plan for up to an equivalent number of shares of Common Stock (but, in the case of any such repurchased share, only if such share is repurchased for consideration not greater than the purchase price for such share specified in the applicable Option).

(b)                                 Limitations on the PeopleMover, Inc. 1999 Stock Incentive Plan.  Any shares of the common stock of the Company, PeopleMover, Inc. or any other entity available for issuance on the Effective Date under the PeopleMover, Inc. 1999 Stock Incentive Plan (the “PM Plan”) which are not subject to issuance upon the exercise of outstanding options or stock purchase rights granted under the PM Plan prior to the Effective Date (the “PM Awards”) shall no longer be reserved or available for issuance under the PM Plan, any shares of such common stock constituting the unexercised portion of any PM Awards which terminate, expire or are canceled on or after the Effective Date without having been fully exercised shall no longer be reserved or available for issuance under the PM Plan, and any shares of such common stock issued under the PM Awards and forfeited to or repurchased by the Company on or after the Effective Date shall no longer be reserved or available for issuance under the PM Plan.

(c)                                  Character of Shares.  The shares of Common Stock issuable upon the exercise of an Option granted under this Plan shall be (i) authorized but unissued shares of Common Stock, (ii) shares of Common Stock held in the Company’s treasury or (iii) a combination of the foregoing.

(d)                                 Reservation of Shares. The number of shares of Common Stock reserved for issuance under this Plan shall at no time be less than the maximum number of shares of Common Stock that may be purchased at any time pursuant to outstanding Options.

4.  ELIGIBILITY.

(a)                                  General. Options may be granted under this Plan only to persons who are directors, officers or employees of, advisors to, or independent consultants or independent contractors to, the Company or its Subsidiaries.  Options granted to employees (including officers or directors who are employees) of the Company or any of its Subsidiaries shall be, in the discretion of the Committee, either ISOs or NSOs, and Options granted to directors or officers of, advisors to, or independent consultants or independent contractors to, the Company or any of its Subsidiaries who are not employees of the Company or any of its Subsidiaries shall be NSOs.  Persons who are not employees of the Company or any of its Subsidiaries shall be ineligible for grants of ISOs.

(b)                                 Exceptions.  Anything contained in Section 4(a) to the contrary notwithstanding, no ISO may be granted under this Plan to any employee who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the Option Price (as defined in Section 6(a)) of the shares of Common Stock subject to such ISO is fixed at not less than 110% of the Fair Market Value (as determined in accordance with Section 6(b)) on the date of grant of such ISO and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date it is granted.

5.  GRANT OF OPTIONS.

(a)                                  General. Options may be granted under this Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date.  Subject to the provisions of this Plan, the Committee shall have plenary authority and discretion, to determine:

(i)                                     the persons (from among the classes of persons eligible to receive Options under this Plan) to whom Options shall be granted (the “Optionees”);

(ii)                                  the form and terms of Options;

(iii)                               whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Options under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

(iv)                              the time or times at which Options shall be granted;

(v)                                 the number of shares of Common Stock subject to each Option;

(vi)                              the Option Price of the shares of Common Stock subject to each Option; and

(vii)                           the time or times after grant when each Option and the shares of Common Stock covered thereby shall become vested and/or exercisable and the duration of the exercise and/or vesting periods.

(b)                                 Option Agreements. Each Option granted under this Plan shall be designated by the Committee as an ISO or an NSO and shall be subject to the terms and conditions applicable to ISOs and/or NSOs (as the case may be) set forth in this Plan.  In addition, each Option shall be evidenced by a written notification or agreement (each, an “Option Agreement”), containing such terms and conditions and in such form, not inconsistent with this Plan, as the Committee shall from time to time approve, in its discretion.  Each Option Agreement shall be executed by the Company and the Optionee.

(c)                                  No Evidence of Employment or Service.  Nothing contained in this Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by, or services to, the Company or interfere in any way with the right of the Company (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option to such Optionee.

(d)                                 Date of Grant.  The date of grant of an Option under this Plan shall be the date specified by the Committee for the grant of such option; provided, however, that in the case of an ISO, the date of grant shall in no event be earlier than the date as of which the Optionee becomes an employee of the Company.

(e)                                  Exchange and Buyout of Options.  The Committee may, at any time or from time to time, authorize the grant of new Options under this Plan in exchange for the surrender and cancellation of any or all Outstanding Options.  The Committee may at any time buy from an Optionee an Option previously granted with payment in cash, Securities of the Company or other consideration, based on such terms and conditions as the Company (acting through the Committee) and the Optionee may agree.

6.  OPTION PRICE.

(a)                                  General. Subject to Section 9, the price (the “Option Price”) at which each share of Common Stock subject to an Option granted under this Plan may be purchased shall be determined by the Committee at the time the Option is granted; provided, however, that in the case of an ISO, such Option Price shall in no event be less than 100% (or 110%, if the provisions of Section 4(b) are applicable) of the Fair Market Value (as determined in accordance with Section 6(b)) on the date of grant of such share of Common Stock.

(b)                                 Determination of Fair Market Value.  Subject to the requirements of Section 422 of the Code, for purposes of this Plan, the “Fair Market Value” of a share of Common Stock, as of any date, shall be determined as follows:

(i)                                     if the Common Stock is a class of securities then listed or admitted to trading on any national securities exchange or traded on any national market system (including, but not limited to, The Nasdaq National Market), the closing sale price of the Common Stock on such date or, if no such sale takes place on such date, the average of the closing bid and ask prices for Common Stock on such date, in each case as officially reported on the principal national securities exchange or national market system on which such securities are then listed, admitted to trading or traded;

(ii)                                  if the Common Stock is not a class of securities then listed or admitted to trading on any national securities exchange or traded on any national market system, or else if no closing sale price or closing bid and ask prices thereof are then so reported by any such exchange or system, the reported closing sale price on, or if no such single price is reported, the average of the reported closing bid and ask prices for the Common Stock in the over-the-counter market on such date as shown by the NASD automated quotation system, or if the Common Stock is not a class of securities then quoted on such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company; and

(iii)                               if the Common Stock is not of a class of securities then listed or admitted to trading on any national securities exchange or traded on any national market system, or else if no closing sale price or closing bid and ask prices for the Common

Stock are then so reported by such exchange or system, or else if no closing sale price or closing bid and ask prices for the Common Stock are then so quoted or published in the over-the-counter market, the fair value of such share of Common Stock on such date, which shall be determined in good faith by the Board.

Notwithstanding anything contained in this Plan to the contrary, (i) in the case of a determination of the Fair Market Value of a share of Common Stock as of a date which is the first day on which price quotations for the Common Stock are reported on the national securities exchange or national market system on which the Common Stock shall first be listed, admitted to trading or traded, the Fair Market Value of a share of Common Stock on such date shall be the price per share at which shares of Common Stock are initially offered for sale to the public by the Company’s underwriters in the Company’s initial public offering of Common Stock (the “IPO”) pursuant to a registration statement on Form S-1 filed with the SEC under the Securities Act of 1933, as amended (the “1933 Act”), and (ii) all determinations pursuant to Section 6(b)(iii) shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse.

(c)                                  Repricing of NSOs.  Subsequent to the date of grant of any NSO, the Committee may, in its sole discretion, subject to the consent of the Optionee to whom such NSO was granted, establish a new Option Price for such NSO so as to increase or decrease the Option Price of such NSO.

7.  EXERCISABILITY OF OPTIONS.

(a)                                  Committee Determination.

(i)                                     Each Option and the shares of Common Stock covered thereby granted under this Plan shall be vested and/or exercisable at such time or times, or upon the occurrence of such event or events, and for such number of shares of Common Stock subject to such Option or in such portions or amounts thereof, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, however, if the Company files a registration statement on Form S-1 with the SEC under the 1933 Act for the IPO, no Option granted under this Plan shall be exercisable as to any of the shares of Common Stock covered thereby during the 180-day period immediately following the effective date of such registration statement (the “Lock-up Period”); and, provided, further, however, that if an Option by its terms is to expire during the Lock-up Period, the Committee may extend the expiration date of such Option for a period equal in duration to that of the period from the commencement date of the Lock-up Period up to (and including) the expiration date of such Option.

(ii)                                  Subject to the provisions of clause (i) above, if an Option, or the shares of Common Stock covered thereby, are not at the time of grant of such Option immediately exercisable and/or fully vested, the Committee may (A) in the Option Agreement evidencing such Option, provide for the acceleration of the exercise or vesting date(s) of such Option, the acceleration of the vesting of all or a portion of the shares of Common Stock covered thereby, or the continuation of the vesting (whether before, on or after the date of Termination of the Optionee to whom such Option is granted) of all or a portion of such Option and/or the shares of Common Stock covered thereby, upon the occurrence of specified events and/or (B) at any time prior to the complete termination of such Option, accelerate the exercise or vesting date(s) of such Option, accelerate the vesting of all or a portion of the shares of Common Stock covered thereby, or continue the vesting (whether before, on or after the date of Termination of the Optionee to whom such Option is granted) of all or a portion of such Option and/or the shares of Common Stock covered thereby.

(iii)                               The Committee may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by this Plan, (ii) any such amendment shall be made only with the consent of the Optionee to whom the Option was granted, or in the event of the death of the Optionee, the Optionee’s Representatives (as defined in Section 10(d)), if the amendment is materially adverse to the Optionee, and (iii) any such amendment of any ISO shall be made only after the Committee, after consulting with counsel for the Company, determines whether such amendment would constitute a “modification” (as that term is defined in Section 424(h) of the Code) of any Option which is an ISO.

(b)                                 Automatic Termination of Option.  Except as otherwise determined by the Committee and set forth in the Option Agreement, the unexercised portion of any Option granted under this Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

(i)                                     the ten-year anniversary of the date on which such Option is granted or, in the case of any ISO that is granted to a person described in Section 4(b), the five-year anniversary of the date on which such ISO is granted;

(ii)                                  the three-month anniversary of the date on which the Optionee to whom such Option was granted ceases to be a director, officer or employee of, advisor to, or independent consultant or independent contractor to, the Company or any Subsidiary thereof (such event, a “Termination”), unless such Termination occurs by reason of such Optionee’s death or Disability (as defined in subparagraph (iii) below) or is for Cause (as defined below); provided, however, that if such Optionee shall die after the date of Termination but before the three-month anniversary of such Optionee’s date of Termination, the unexercised portion of such Option shall automatically terminate and become null and void and be of no further force or effect upon the 12-month anniversary of such date of Termination;

(iii)                               the 12-month anniversary of the date of Termination of the Optionee to whom such Option was granted, if such Termination occurs by reason of such Optionee’s (x) death or (y) permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (a “Disability”);

(iv)                              the date of the Termination of the Optionee to whom such Option was granted, if such Termination is for Cause (as defined below) (a “Termination for Cause”);

(v)                                 the expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide in the Option Agreement;

(vi)                              on the effective date of a Corporate Transaction (as defined in Section 9(b)) to which Section 9(b)(ii) (relating to assumptions and substitutions of Options) does not apply; provided, however, that an Optionee’s right to exercise any Option outstanding prior to such effective date shall in all events be suspended during the period beginning ten days prior to the proposed effective date of such Corporate Transaction and ending on either the actual effective date of such Corporate Transaction or upon receipt of notice from the Company that such Corporate Transaction will not in fact occur; and

(vii)                           except to the extent permitted by Section 10(d), the date on which such Option or any part thereof or right or privilege relating thereto is transferred (other than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee to whom such Option was granted.

For purposes of this Plan, the term “Cause” means, with respect to any Optionee, the Termination of such Optionee because of (i) the commission by such Optionee of any act of fraud, theft or financial dishonesty with respect to the Company or any of its Subsidiaries, or such Optionee has been convicted of, or pleads guilty to, a felony, (ii) any material breach by such Optionee of any material provision of this Plan or any one or more agreements or understandings between the Company or any Subsidiary thereof on the one hand and such Optionee on the other hand (whether written or oral) regarding the terms of such Optionee’s service as a director, officer or employee of, or advisor, independent consultant or independent contractor to, the Company or any Subsidiary thereof, including, without limitation, the willful and continued failure or refusal of such Optionee to perform the material duties required of such Optionee as an director, officer or employee of, or as an advisor, independent consultant or independent contractor to, the Company or any Subsidiary thereof, other than as a result of such Optionee having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or any Subsidiary thereof on the one hand and such Optionee on the other hand or termination of such Optionee’s employment or service with the Company for cause as such term is defined in any employment or consulting agreement between such Optionee and the Company, (iii) such Optionee’s intentional or willful disregard of the policies of the Company or any Subsidiary thereof so as to cause loss, damage or injury to the property, reputation or employees of the Company or any Subsidiary thereof, or (iv) any other misconduct by such Optionee which is otherwise materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Subsidiary thereof.

Anything contained in this Plan to the contrary notwithstanding, unless otherwise provided in the applicable Option Agreement, a Termination of an Optionee shall not be deemed to occur solely by reason of the Company’s change of the duties of the Optionee, so long as such Optionee continues to be a director, officer or employee of, advisor to, or independent consultant or independent contractor to, the Company or any Subsidiary thereof.  For purposes of Section 7(b), an Optionee employed by the Company or any Subsidiary thereof shall not be deemed to have terminated his or her employment with the Company or such Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

8.  PROCEDURE FOR EXERCISE.

(a)                                  Payment. At the time an Option is granted under this Plan, the Committee shall, in its sole discretion, specify one or more of the following forms of payment which may be used by an Optionee (but only to the extent permitted by applicable law) upon exercise of his or her Option:

(i)                                     by cash (by wire transfer of immediately available funds to a bank account held by the Company or a personal or certified check payable to the Company);

(ii)                                  by cancellation of indebtedness of the Company to the Optionee;

(iii)                               by surrender of shares of Common Stock which either (A) have been owned by the Optionee for more than six months and have been paid for within the meaning of Rule 144 promulgated by the SEC under the 1933 Act (and, if such shares of Common Stock were purchased from the Company or any Subsidiary thereof by means of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by the Optionee in the public market (but, subject in any case, to the applicable limitations of Rule 16b-3);

(iv)                              by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that an Optionee who is not a director, officer or employee of the Company or any of its Subsidiaries will not be entitled to tender such a promissory note unless the note is adequately secured by collateral other than the shares of Common Stock being purchased upon the exercise of the Option;

(v)                                 by waiver of compensation due or accrued to the Optionee for services rendered to the Company or any of its Subsidiaries;

(vi)                              if the Common Stock is a class of securities then listed or admitted to trading on any national securities exchange or traded on any national market system (including, but not limited to, The Nasdaq National Market) or on the over-the-counter bulletin board or other, similar public trading mechanism, in compliance with any cashless exercise program authorized by the Committee for use in connection with this Plan at the time of such exercise (but, subject in any case, to the applicable limitations of Rule 16b-3); or

(vii)                           a combination of the methods set forth in clauses (i) through (vi).

(b)                                 Notice.  An Optionee (or other person, as provided in Section 10(d)) may exercise an Option granted under this Plan in whole or in part, as provided in the Option Agreement evidencing his or her Option, by delivering a written notice (the “Notice”) to the Committee (or such other person or entity designated by the Committee from time to time).

(c)                                  Content of the Notice.  The Notice shall:

(i)                                     identify the Option to be exercised and state that the Optionee elects to exercise the Option;

(ii)                                  state the number of shares with respect to which the Option is being exercised (the “Optioned Shares”);

(iii)                               state the method of payment for the Optioned Shares (which method must be available to the Optionee under the terms of his or her Option Agreement);

(iv)                              state the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option, be no later than 30 days from delivery of such Notice and be not otherwise prohibited under the terms of his or her Option Agreement);

(v)                                 include any representations and warranties of the Optionee required pursuant to Section 10(b);

(vi)                              if the Option is exercised pursuant to Section 10(d) by any person other than the Optionee, include evidence to the satisfaction of the Company (or such other person or entity designated by the Committee from time to time) of the right of such person to exercise the Option; and

(vii)                           include such further provisions consistent with this Plan as the Committee (or such other person or entity designated by the Committee from time to time) may from time to time require.

(d)                                 Issuance of Stock Certificates.  The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10(d)) for the Optioned Shares with respect to which such Option is being exercised as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares.  Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 10(d) shall have any privileges as a stockholder of the Company with respect to any shares of stock subject to an Option granted under this Plan until the date of issuance of a stock certificate pursuant to this Section 8(d).

(e)                                  83(b) Elections.  Each Optionee shall deliver to the Company a copy of any election filed by such Optionee with the Internal Revenue Service relating to any Optioned Shares no later than 30 days following the filing of such election with the Internal Revenue Service.

9.  ADJUSTMENTS.

(a)                                  Changes in Capital Structure.  Subject to Section 9(b), if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Committee shall make such adjustments in the number and class of shares of stock with respect to which Options may be granted under this Plan as shall be equitable and appropriate in order to make such Options, as nearly as may be practicable, equivalent to such Options immediately prior to such change.  A corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change shall likewise be made.  Anything contained in this Plan to the contrary notwithstanding, in the case of ISOs, no adjustment under this Section 9(a) shall be appropriate if such adjustment (i) would constitute a modification, extension or renewal of such ISOs within the meaning of Sections 422 and 424 of the Code, and the regulations promulgated by the Treasury Department thereunder, or (ii) would, under Section 422 of the Code and the regulations promulgated by the Treasury Department thereunder, be considered as the adoption of a new plan requiring stockholder approval.

(b)                                 Corporate Transactions.  The following rules shall apply in connection with the dissolution or liquidation of the Company, a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the capital stock or assets of the Company to another person or entity (a “Corporate Transaction”):

(i)                                     each holder of an Option outstanding at such time shall be given (A) written notice of such Corporate Transaction at least 20 days prior to its proposed effective date (as specified in such notice) and (B) an opportunity, during the period commencing with delivery of such notice and ending 10 days prior to such proposed effective date, to exercise the Option to the full extent to which such Option would have been exercisable by the Optionee at the expiration of such 20-day period; provided, however, that upon the occurrence of a merger or consolidation in which the Company is not the surviving corporation and the stockholders of the Company receive distributions of cash, securities or other property of a third party in complete exchange for their equity interests in the Company, or a sale of all of the capital stock or all or substantially all of the assets of the Company to another person or entity, under circumstances in which provision for assumption or substitution of options in accordance with Section 9(b)(ii) is not made, the vesting and exercise dates of all Options granted under this Plan shall accelerate, such Options shall become fully vested and exercisable with respect to all of the shares of Common Stock covered thereby and all of such shares shall become fully vested, and if and to the extent not so exercised as provided in this Section 9(b)(i), such Options shall automatically terminate; and

(ii)                                  anything contained in this Plan to the contrary notwithstanding, Section 9(b)(i) shall not be applicable if provision shall be made in connection with such Corporate Transaction for the assumption of outstanding Options by, or the substitution for such Options of new options covering the stock of, the surviving, successor or purchasing entity, or a “Parent Corporation” or “Subsidiary Corporation” thereof (as defined in Sections 424(e) and (f), respectively of the Code), with appropriate adjustments as to the number, kind and option prices of the stock subject to such options; provided, however, that in the case of ISOs, the Committee shall, to the extent consistent with the best interests of the Company (such best interests to be determined in good faith by the Committee in its sole discretion), consult with counsel to ensure that any such assumption or substitution will not constitute a modification, extension or renewal of the

ISOs within the meaning of Section 424(h) of the Code and the regulations promulgated by the Treasury Department thereunder.

(c)                                  Special Rules.  The following rules shall apply in connection with Sections 9(a) and (b):

(i)                                     no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Sections 9(a) or (b) shall be eliminated without any consideration due to any Optionees;

(ii)                                  no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of Common Stock or other securities; and

(iii)                               any adjustments referred to in Sections 9(a) or (b) shall be made by the Committee in its sole discretion and shall be conclusive and binding on all persons holding Options granted under this Plan.

10.  RESTRICTIONS ON OPTIONS AND OPTIONED SHARES.

(a)                                  Compliance With Securities Laws. No Options shall be granted under this Plan, and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under this Plan, unless and until the Company and/or the Optionees to whom such Options shall be granted shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.  The Company may delay the issuance of shares of Common Stock upon the exercise of Options granted under this Plan until completion of any action or the receipt of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or “blue sky” laws).

(b)                                 Representations and Warranties.  The Committee in its discretion may, as a condition to the exercise of any Option granted under this Plan, require the Optionee to whom such Option shall be granted (i) to represent and warranty in writing that the shares of Common Stock to be received upon exercise of such Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by the Company.

(c)                                  Legends.  (i) Each certificate issued by the Company (or its transfer agent) that represents shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act shall, unless otherwise directed by the Committee, be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any other legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities laws, or any rules, regulations and other requirements of the SEC or any securities exchange or automated quotation system on which such the Common Stock may be listed, admitted for trading or traded, or any applicable agreement):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”).  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.”

(ii) Any stock certificate issued upon exercise of an ISO shall contain, at the direction of the Company, a legend requiring the transfer agent to notify the Company of any transfer prior to the expiration of the holding period required to prevent such transfer to qualify as a Disqualifying Disposition (as defined in Section 16 hereof).

(d)                                 Nonassignability of Option Rights. Except as otherwise determined by the Committee and set forth in the applicable Option Agreement, no Option granted under this Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution.  Except as otherwise determined by the Committee and set forth in the Option Agreement, an Option may be exercised during the lifetime of the Optionee only by the Optionee.  If an Optionee dies, his or her Option shall thereafter be exercisable, except as otherwise determined by the Committee and set forth on the Option Agreement, during the period specified in Section 7(b)(ii) or (iii), as applicable, by his or her executors or administrators (collectively, the “Representatives”) to the full extent to which such Option was exercisable by the Optionee at the time of his or her death. Notwithstanding the foregoing, if an Option is granted to an Optionee then residing in Italy, such Option shall not be transferable.

11.  ADOPTION AND STOCKHOLDER APPROVAL.

This Plan shall become effective on the date (the “Effective Date”) of its adoption by the Board.  This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within 12 months before or after the Effective Date.  Upon the Effective Date, the Committee may grant Options pursuant to this Plan; provided, however, that (i) no Option may be exercised prior to initial stockholder approval of this Plan, (ii) no Option granted pursuant to an increase in the number of shares of Common Stock available under this Plan by the Board’s or the Committee’s amendment of this Plan may be exercised prior to the time such increase has been approved by the stockholders of the Company, consistent with applicable laws; (iii) in the event that initial stockholder approval of this Plan is not obtained within the time period provided herein, all Options granted under this Plan shall be canceled; and (iv) in the event that stockholder approval of any increase in the number of shares of Common Stock available under this Plan is not obtained within the time period provided herein, all Options granted under this Plan pursuant to such increase shall be canceled.  Stockholder approval of the Plan as amended and restated on October 18, 2001 and amended and restated as of                        , 2004, was obtained on                        , 2004.

12.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Committee, at the written request of any Optionee, may in its discretion take such actions as may be necessary to convert such Optionee’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into NSOs at any time prior to the expiration of such ISOs, regardless of whether the Optionee is an employee of the Company at the time of such conversion.  Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options.  At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting NSOs as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan.  Nothing in this Plan shall be deemed to give any Optionee the right to have such Optionee’s ISOs converted into NSOs, and no such conversion shall occur until and unless the Committee takes appropriate action.  The Committee, with the consent of the Optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

13.  EXPIRATION AND TERMINATION OF THE PLAN.

Except with respect to Options then outstanding, this Plan shall expire on the first to occur of (i) the tenth anniversary of the date on which this Plan is adopted by the Board, (ii) the tenth anniversary of the date on which this Plan is approved by the stockholders of the Company in accordance with applicable laws and (iii) the date as of which the Board, in its sole discretion, determines that this Plan shall terminate (the “Expiration Date”).  Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.

14.  AMENDMENT OF THIS PLAN.

This Plan may be amended by the stockholders of the Company.  This Plan may also be amended by the Board or the Committee, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under this Plan or Options to be granted under this Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of this Plan under Rule 16b-3, at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, and to the extent necessary to qualify the shares of Common Stock issuable upon exercise of any outstanding Options granted, or Options to be granted, under this Plan for listing or admission for trading on any securities exchange or automated quotation system.  Any amendment approved by the Committee which is of a scope that requires stockholder approval under applicable law or in order to ensure favorable federal income tax treatment for any ISOs or requires stockholder approval in order to ensure the compliance of this Plan with Rule 16b-3 at such time, if any, as the Company has a class of capital stock registered pursuant to Section 12 of the 1934 Act, shall be subject to obtaining such stockholder approval.  Any modification or amendment of this Plan shall not, without the consent of an Optionee, adversely affect his or her rights under an Option previously granted to him or her.  With the consent of the Optionee affected, the Committee may amend such Optionee’s outstanding Option Agreements in a manner which may be materially adverse to such Optionee but which is not inconsistent with this Plan.  In the discretion of the Committee, outstanding Option Agreements may be amended by the Committee in a manner that is not materially adverse to the Optionee.

15.  CAPTIONS.

The use of captions in this Plan is for convenience.  The captions are not intended to provide substantive rights or to affect the construction or interpretation of the provisions of this Plan.

16.  DISQUALIFYING DISPOSITIONS.

If Optioned Shares acquired by exercise of an ISO granted under this Plan are disposed of within two years following the date of grant of the ISO or one year following the transfer of the Optioned Shares by the Company to the Optionee upon the exercise of such ISO (a “Disqualifying Disposition”), the Optionee shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

17.  WITHHOLDING TAXES.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Optionee’s salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Section 16), the Company may withhold from such Optionee’s wages, if any, or other remuneration, or may require the Optionee to advance in cash to the Company the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock, is authorized by the Committee (and permitted by applicable law); provided, however, that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the 1934 Act.  For purposes of this Section 17, the fair market value of the shares of Common Stock (if any) withheld for purposes of payroll withholding shall be determined as of the most recent date practicable prior to the date of exercise and in the manner provided in Section 6(b).  If the fair market value of the shares of Common Stock withheld is less than the amount of the payroll withholdings required, the Optionee may be required to advance the difference in cash to the Company.  The Committee may condition the transfer of any shares of Common Stock or the removal of any restrictions on any Option on the satisfaction by the Optionee of the foregoing withholding obligations.

18.  OTHER PROVISIONS.

Each Option granted under this Plan may contain such other terms and conditions not inconsistent with this Plan as may be determined by the Committee, in its sole discretion.  Notwithstanding the foregoing, each ISO granted under this Plan shall include those terms and conditions which are necessary to qualify the ISO as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms or conditions which are inconsistent therewith.

19.  NUMBER AND GENDER.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

20.  NONEXCLUSIVITY OF THIS PLAN.

Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan shall be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally available or applicable only in specific cases.

21.  LIABILITY OF THE COMPANY.

By accepting any benefits under the Plan, each Optionee and each person claiming under or through such Optionee shall be conclusively deemed to have indicated acceptance and ratification to, and consented to, any action taken or made under the Plan by the Company, including, without limitation, the Board of Directors and the Committee. No Optionee or any person claiming under or through a Optionee shall have any right or interest, whether vested or otherwise, in the Plan or any Award hereunder, contingent or otherwise, unless and until such Optionee shall have complied with all of the terms, conditions and provisions of the Plan and any Award agreement related thereto. Neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, employees or agents shall be liable to any Optionee or any other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Option granted hereunder does not qualify for tax treatment as an “incentive stock option” under Section 422 of the Code.

22.  GOVERNING LAW.

The validity and construction of this Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Delaware without regard to conflict of laws provisions thereunder.

*  *  *  *  *

PROXY

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION
4041 MACARTHUR BOULEVARD
SUITE 401
NEWPORT BEACH, CALIFORNIA 92660

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION
TO BE HELD ON NOVEMBER 30, 2004.

The undersigned hereby appoints Robert Stefanovich and Charles F. Savoni, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of Artemis International Solutions Corporation (the “Company”) to be held at the Company’s corporate headquarters located at 4041 MacArthur Boulevard, Suite 401, Newport Beach, CA 92660, on November 30, 2004, at 10:00 a.m. local time, and at any and all adjournments thereof, and to vote all Common Stock of the Company, as designated on the reverse side of this proxy card, with all the powers the undersigned would possess if personally present at the meeting.

See reverse side (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) See reverse side

☒ Please mark your votes as in this example

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED.  THIS PROXY CONFERS AUTHORITY FOR THE PERSONS NAMED ON THE REVERSE SIDE, OR ANY ONE OF THEM, TO VOTE IN HIS DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. ELECTION OF DIRECTORS:

Nominees: Steve Yager and Mike Murphy—Class III, Joseph Liemandt and David Cairns—Class I

☐	FOR	WITHHELD
For all nominees except as noted above	☐	☐

2. (a) AMENDMENT OF CERTIFICATE OF INCORPORATION TO REDUCE THE TOAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 50,000,000 SHARES

FOR	WITHHELD
☐	☐

2. (b) AMENDMENT OF CERTIFICATE OF INCORPORATION TO ADOPT THE NASDAY “20%” RULE, AS PROVIDED IN NASDAQ MARKETPLACE RULE 4350

FOR	WITHHELD
☐	☐

3. AMENDMENT TO AND RESTATEMENT OF 2000 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

FOR	WITHHELD
☐	☐

4. AMENDMENT TO AND RESTATEMENT OF 2000 STOCK OPTION PLAN

FOR	WITHHELD
☐	☐

5. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

FOR	WITHHELD
☐	☐

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2003 ANNUAL MEETING.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     ☐

NOTE: Please sign exactly as name(s) appear(s). When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Signature:	Date:

Signature:	Date: